UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Astoria Financial Corporation

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 5, 2013

Dear Fellow Shareholder:

I am very pleased to invite you to Astoria Financial Corporation’s Annual Meeting of Shareholders to be held at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040 on Wednesday, May 15, 2013, at 9:30 a.m., Eastern Time. At this meeting, you will be asked to consider and act upon the matters described in the enclosed Notice of Annual Meeting of Shareholders.

This year, we are again using certain rules established by the Securities and Exchange Commission that allow us to furnish our proxy materials to shareholders over the Internet. As a result, certain shareholders who are eligible to vote at the Annual Meeting of Shareholders will receive only a notice containing instructions on how to access the proxy materials over the Internet and vote online. The notice explains how to arrange to have the printed materials sent to you by mail. The proxy materials available online include our 2012 Proxy Statement and a copy of our 2012 Annual Report and Form 10-K, which includes our annual financial statements for the fiscal year ending December 31, 2012.

Even if you plan to attend in person, you are encouraged to review the proxy materials and vote your shares in advance of the meeting. Your vote is extremely important. We appreciate your taking the time to vote promptly.

Sincerely

Monte N. Redman
President and Chief Executive Officer

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 15, 2013

The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 15, 2013, at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

1.	The election of three directors for terms of three years each and one director for a term of two years;

2.	A non-binding advisory vote to approve the compensation of our named executive officers; and

3.	The ratification of the appointment of our independent registered public accounting firm.

Shareholders may also be asked to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof. Please note that we are not aware of any such other business.

Holders of record of Astoria Financial Corporation common stock as of the close of business on March 25, 2013 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 for a period of ten days prior to the meeting.

For the convenience of our shareholders, proxies may be given either by telephone, electronically through the Internet, or by completing, signing, and returning the enclosed proxy card. In addition, shareholders may elect to receive future shareholder communications, including proxy materials, through the Internet. Instructions for each of these options can be found in the enclosed materials.

By order of the Board of Directors

Alan P. Eggleston
Senior Executive Vice President,
April 5, 2013	Secretary and Chief Risk Officer

Astoria Financial Corporation

Proxy Statement

Table of Contents

General Information	1
Voting and Quorum Requirements	2
How to Vote	2
Revocation of Proxies	3
Interests of Certain Persons in Certain Proposals	4
Security Ownership of Certain Beneficial Owners	4
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	5
Board Nominees, Directors and Executive Officers	6
Biographical Information	7
Directors and Board Nominees	7
Executive Officers Who Are Not Directors	10
Director Independence	12
Director Independence Standards	14
Board Leadership Structure	15
Oversight of Risk Management	16
Identifying and Evaluating Nominees for Director	16
Committees and Meetings of the Board	18
Compensation Committee	18
Corporate Governance	19
Nominating and Corporate Governance Committee	21
Audit Committee	21
Transactions with Certain Related Persons	22
Security Ownership of Management	25
Compensation Committee Interlocks and Insider Participation	26
Director Compensation	26
Directors’ and Other Fee Arrangements	27
1999 Directors Option Plan	27
2007 Director Stock Plan	28
Directors’ Retirement Plan	28
Directors’ Death Benefit	30
Travel Expenses and Other Perquisites	30
2012 Director Compensation Table	31
Executive Compensation	32
Compensation Committee Report	32
Compensation Discussion and Analysis	32
Executive Compensation Philosophy	33
Consideration of Prior Say-on-Pay Votes	36
Base Salary	36
Short-Term Non-Equity Incentive Plan Compensation	38
Equity-Based Compensation	41
Retirement Benefits	42
Perquisites	44
Other Banking Services	44
Company-Provided Automobiles	45
Use of Corporate Aircraft and Other Travel-Related Expenses	45
Other Benefits	45
Summary Compensation Table	46
All Other Compensation Table	48
2012 Grants of Plan-Based Awards Table	49
2012 Outstanding Equity Awards At Fiscal Year-End Table	51
2012 Stock Vested	52

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Additional DB Plan Information	53
2012 Pension Benefits Table	56
Other Potential Post-Employment Payments	56
PROPOSAL NO. 2 – NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVES	62
PROPOSAL NO. 3 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
KPMG LLP Fees Billed For The Fiscal Years Ended December 31, 2011 and 2012	64
Audit Committee	65
Report of the Audit Committee	65
Additional Information	66
Section 16(a) Beneficial Ownership Reporting Compliance	66
Cost of Proxy Solicitation	66
Shareholder Proposals	67
Notice of Business to be Conducted at an Annual Meeting	67
Shareholder Communications	67
Director Attendance at Annual Meetings	68
Householding	68
Other Matters Which May Properly Come Before the Meeting	68

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ASTORIA FINANCIAL CORPORATION

One Astoria Federal Plaza

Lake Success, New York 11042-1085

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2013

General Information

This Proxy Statement and the accompanying proxy card are being furnished to holders of Astoria Financial Corporation, referred to as AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, referred to as the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 15, 2013, and at any adjournments or postponements thereof, referred to as the Annual Meeting. AFC’s Annual Meeting will be held at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC’s issued and outstanding common stock, par value $0.01 per share, referred to as AFC Common Stock, as of the close of business on March 25, 2013, referred to as the Record Date, are entitled to vote at the Annual Meeting. AFC’s 2012 Annual Report and Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2012, referred to as the Consolidated Financial Statements, accompany this Proxy Statement and the proxy card which are first being mailed or given to shareholders of record on or about April 5, 2013. AFC is the parent company of Astoria Federal Savings and Loan Association, referred to as the Association.

Under rules and regulations of the Securities and Exchange Commission, referred to as the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of AFC Common Stock, we are furnishing proxy materials, which include our Proxy Statement and AFC’ s 2012 Annual Report and Form 10-K, which includes the Consolidated Financial Statements, to certain of our shareholders over the Internet and providing an Important Notice Regarding the Availability of Proxy Materials, referred to as the Notice, by mail. Those shareholders who receive the Notice by mail will not receive a printed copy of the proxy materials unless they request to receive these materials in hard copy by following the instructions provided in the Important Information Regarding the Availability of Proxy materials. The Notice also will instruct those shareholders as to how they may access and review all of the important information contained in the proxy materials, including how they may submit their proxy, all via the Internet.

If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. If you intend to request such materials, we encourage you to do so promptly. In any case, you must request such materials no later than April 30, 2013, in order to allow timely delivery to you.

AFC is mailing the Notice to those shareholders intended to receive this Notice on or about April 5, 2013.

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IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2013:

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.edocumentview.com/af

Voting and Quorum Requirements

As of the Record Date, there were 98,911,526 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Except as described below, each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. However, in uncontested elections under AFC’s Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation from the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee shall consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Promptly thereafter, AFC will publicly disclose the Board’s decision whether to accept such director’s resignation or, if applicable, the reasons for rejecting the resignation offer. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The approval, on a non-binding basis, of the compensation of our named executive officers and the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC require the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

Shares of AFC Common Stock as to which the “ABSTAIN” box has been selected on the proxy card with respect to the approval, on a non-binding basis, of our named executive officer compensation or the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC will be counted as present and entitled to vote and will have the effect of a vote against such approval or ratification, as the case may be. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on the vote on such proposals.

Because the vote on the non-binding proposal to approve the named executive officer compensation is advisory, it will not be binding on the Board. However, the Board will consider the outcome of the vote when considering future executive compensation arrangements.

How to Vote

You may vote your shares:

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(1)   By Internet. Vote at the Internet address shown on your proxy card or voting instruction form. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on Tuesday, May 14, 2013. Once you are in the Internet voting system, you can record and confirm or change your voting instructions.

(2)   By mail. If you received the Proxy Statement by mail, you may mark and sign the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope.

(3)   By telephone. Vote by telephone using the instructions on the enclosed proxy card or voting instruction form.

Every properly executed or submitted proxy card that is received by AFC prior to the closing of the polls at the Annual Meeting will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed and submitted unmarked proxy cards will be voted FOR the election of the Board’s nominees as directors, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the ratification of the appointment of our independent registered public accounting firm.

Alternatively, you may attend the Annual Meeting and vote in person. Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or attend the annual meeting. Shareholders who desire to attend the Annual Meeting and vote their shares in person may obtain directions by calling The Inn at New Hyde Park at (516) 354-7797 or AFC’s Investor Relations Department at (516) 327-7869.

Participants in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan, referred to as the ESOP, or the Astoria Federal Savings and Loan Association Incentive Savings Plan, referred to as the Incentive Savings Plan, are permitted to direct the vote of their allocated shares held by these plans by mail only following procedures established for those plans.

If you are a shareholder whose shares are not registered in your name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock who, as of the Record Date, beneficially owns, directly or indirectly, more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the ESOP, nor the trustee of such plan, is considered the beneficial owner of the AFC Common Stock held by the ESOP.

Participants in the ESOP and the Incentive Savings Plan have the right to direct the voting of AFC Common Stock held in their plan accounts, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the plan fiduciaries for information on how to direct the voting of such shares.

Revocation of Proxies

Any shareholder who executes a proxy (including a proxy given over the Internet or by telephone) has the right to revoke it at any time before it is voted at the Annual Meeting. A proxy may be revoked by

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delivering to the Secretary of AFC, at its principal office or at the Annual Meeting prior to the closing of the polls at the Annual Meeting, either a written revocation or a proxy (including a proxy given over the Internet or by telephone), duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Interests of Certain Persons in Certain Proposals

AFC’s executive officers, including the two executive officers who are members of the Board, have an interest in a proposal that will be acted upon at the Annual Meeting that is different from the interests of AFC’s shareholders generally. At the Annual Meeting, shareholders will be asked to cast a non-binding advisory vote on Proposal No. 2 regarding compensation of our named executive officers, and the results of such advisory vote may influence future compensation decisions. The Board was aware of this interest and took it into account in recommending that the shareholders vote in favor of Proposal No. 2.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

Name & Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership		Percent of Class
Committee under the ESOP,	10,547,079	(1)	10.66
Committee appointed as Plan Administrator of the
Incentive Savings Plan, and
Trustee of the Association Employees’ Pension Plan
c/o Astoria Federal Savings and Loan Association
One Astoria Federal Plaza
Lake Success, New York 11042

FMR LLC	9,829,051	(2)	9.94
82 Devonshire Street
Boston, Massachusetts 02109

BlackRock, Inc.	6,370,429	(3)	6.44
40 East 52nd Street
New York, New York 10022

Capital Research Global Investors,	6,120,975	(4)	6.19
A Division of Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071

EARNEST Partners, LLC	5,966,481	(5)	6.03
1180 Peachtree Street NE
Suite 2300
Atlanta, Georgia 30309

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(1)	The ESOP is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, referred to as ERISA. The ESOP provides for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries and is administered by the Committee under the ESOP comprised of five officers of the Association. The assets of the ESOP are held in trust by Prudential Bank & Trust, FSB. The five individuals comprising the Committee under the ESOP also serve as the Committee appointed as Plan Administrator of the Incentive Savings Plan and as trustees of the Association Employees’ Pension Plan, referred to as the Plan Committees. The Incentive Savings Plan is a defined contribution pension plan under ERISA and the Association Employees’ Pension Plan, referred to as the Employees Pension Plan, is a defined benefit pension plan under ERISA. The ESOP held, as of December 31, 2012, 8,634,975 shares of AFC Common Stock, 7,667,962 shares of which had been allocated to the accounts of individual participants and their beneficiaries. State Street Bank and Trust Company has been appointed as a fiduciary of the ESOP for the purpose of determining how to vote the ESOP’s AFC Common Stock at the Annual Meeting. For voting purposes, each participant as a “named fiduciary” will be eligible to direct State Street Bank and Trust Company how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received will be voted by State Street Bank and Trust Company at the Annual Meeting in the same manner and proportion as the allocated shares with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of ERISA. In certain circumstances, ERISA may confer upon State Street Bank and Trust Company and/or the trustee the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights as well as the voting and tendering of unallocated AFC Common Stock. As of December 31, 2012, the Employees Pension Plan held 904,521 shares of AFC Common Stock. The trustees will determine the manner in which such shares are voted at the Annual Meeting. The Incentive Savings Plan, as of December 31, 2012, held 1,007,583 shares of AFC Common Stock for the account of individual participants of the Incentive Savings Plan. For voting purposes, each participant as a “named fiduciary” will be eligible to provide voting instructions which will be taken into account by the Association, through the Committee appointed as Plan Administrator under the Incentive Savings Plan, in directing Prudential Bank & Trust Company, as trustee of the Incentive Savings Plan, how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to such participant’s account under the Incentive Savings Plan, so long as such vote is in accordance with the provisions of ERISA. In certain circumstances, ERISA may confer upon the Association, the Committee appointed as Plan Administrator of the Incentive Savings Plan and/or the trustees the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. Pursuant to a Schedule 13G filed February 12, 2013, the ESOP claims beneficial ownership of, and shared voting and dispositive power with respect to 8,634,975 shares of AFC Common Stock as of December 31, 2012. The Plan Committees claim beneficial ownership of 10,547,079 shares of AFC Common Stock, sole voting and dispositive power with respect to 904,521 shares of AFC Common Stock, shared voting power with respect to 1,007,583 shares of AFC Common Stock and shared dispositive power with respect to 9,642,558 shares of AFC Common Stock as of December 31, 2012. No individual member of the Plan Committees controls the actions of the Plan Committees and each such individual disclaims beneficial ownership of shares beneficially owned by the Plan Committees except as to shares held or allocated to their respective individual accounts.
(2)	According to a filing on Schedule 13G, Amendment No. 4, filed on or about February 14, 2013, by and on behalf of FMR LLC, Edward C. Johnson 3d, Fidelity Management & Research Company and Fidelity Small Cap Value Fund, filing as joint filers pursuant to
Rule13d-1(f)(1) under the Exchange Act. Under this filing, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, claims sole dispositive power with respect to 9,829,051 shares of AFC Common Stock as of December 31, 2012, 5,404,051shares of which are owned by Fidelity Small Cap Value Fund. Also under this filing, FMR LLC and Edward C. Johnson 3d claim sole dispositive power with respect to all such shares beneficially owned by Fidelity Management Research Company, due to their control of that company.
(3)	According to a filing on Schedule 13G, Amendment No. 3, filed on or about February 6, 2013, BlackRock, Inc. claims sole voting and dispositive power with respect to 6,370,429 shares of AFC Common Stock as of December 31, 2012.
(4)	According to a filing on Schedule 13G, Amendment No. 1, filed on or about February 12, 2013, Capital Research Global Investors, A Division of Capital Research and Management Company, claims sole voting and dispositive power with respect to 6,120,975 shares of AFC Common Stock as of December 31, 2012. Under this filing, Capital Research Global Investors Claims that it holds more than five percent of AFC Common Stock as of December 31, 2012 on behalf of Capital Income Builder.
(5)	According to a filing on Schedule 13G, Amendment No. 8, filed on or about February 13, 2013, EARNEST Partners, LLC claims sole voting power with respect to 2,957,343 shares of AFC Common Stock, shared voting power with respect to 732,652 shares of AFC Common Stock and sole dispositive power with respect to 5,966,481 shares of AFC Common Stock as of December 31, 2012.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board consists of eight (8) directors divided into three classes: two classes of three directors each and one class of two directors. Upon election by the shareholders, the directors of each class generally serve for a term of three years, with the directors of one class elected each year. From time to time, nominees may be recommended for shorter terms to either reclassify the directors, so as to maintain the classes as equal in number as possible, as is the case with respect to this year’s election, or to provide earlier shareholder input in filling expected vacancies. Accordingly, Mr. Corrado, who was appointed to the Board in September 2012, is being nominated for a term of three years, and Ms. Nazemetz, who was appointed to the Board in January 2013, is being nominated for a term of two years.

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During 2012, Messrs. Connors, Engelke and Powderly retired from the Board and, during 2013, Mr. Conefry retired from the Board. Effective upon the retirements of Messrs. Powderly and Conefry, the Board eliminated their Board seats and reduced the size of the Board to eight (8) directors.

In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director’s seventy-fifth (75th) birthday, referred to as mandatory retirement.

The directors whose terms expire at the Annual Meeting are John R. Chrin, John J. Corrado, Brian M. Leeney and Patricia M. Nazemetz. Each of the directors whose terms expire at the Annual Meeting, referred to individually as a Board Nominee and collectively as the Board Nominees, has been nominated by the Board, based on the recommendation of the Nominating and Corporate Governance Committee, to stand for re-election, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2016, in the cases of John R. Chrin, John J. Corrado and Brian M. Leeney, and 2015, in the case of Patricia M. Nazemetz. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board, based upon the recommendation of the Nominating and Corporate Governance Committee, to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH IN THE CASES OF JOHN R. CHRIN, JOHN J. CORRADO AND BRIAN M. LEENEY, AND FOR A TERM OF TWO YEARS IN THE CASE OF PATRICIA M. NAZEMETZ.

Board Nominees, Directors and Executive Officers

The following table sets forth information regarding the Board Nominees and other members of the Board.

Name	Age (1)	Positions Held with AFC (2)	Director Since	Term Expires
Ralph F. Palleschi	66	Director and Chairman of the	1996	2014
		Board
Monte N. Redman	62	Director, President and Chief	2011	2015
		Executive Officer
Gerard C. Keegan	66	Director, Vice Chairman, Senior	1997	2015
		Executive Vice President and
		Chief Operating Officer
John R. Chrin	49	Director and Board Nominee	2009	2013
John J. Corrado	51	Director and Board Nominee	2012	2013
Peter C. Haeffner, Jr.	74	Director	1997	2014
Brian M. Leeney	63	Director and Board Nominee	2009	2013
Patricia M. Nazemetz	63	Director and Board Nominee	2013	2013

(1)	As of the Record Date
(2)	All directors of AFC also serve as directors of the Association

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The following table sets forth information regarding the non-director executive officers of AFC.

Name	Age (1)	Positions Held With AFC (1)
Alan P. Eggleston	59	Senior Executive Vice President, Secretary and
		Chief Risk Officer
Frank E. Fusco	49	Senior Executive Vice President and
		Chief Financial Officer
Josie Callari	60	Executive Vice President
Robert J. DeStefano	54	Executive Vice President
Brian T. Edwards	52	Executive Vice President
Gary M. Honstedt	63	Executive Vice President
Stephen J. Sipola	55	Executive Vice President

(1)	As of the Record Date.

All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. For additional information, see Compensation Discussion and Analysis, referred to as the CD&A, commencing on page 32.

Biographical Information

The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act. Also set forth below for each director and nominee is the specific experience, qualifications, attributes or skills that lead to the conclusion that such person should serve as a director of AFC. In addition, each Board Nominee has been reviewed by the Nominating and Corporate Governance Committee of the Board based upon AFC’s Nominee Qualification Guidelines. For further information regarding AFC’s Nominee Qualification Guidelines, see page 16.

There is no family relationship between any director, Board Nominee, officer or significant employee of AFC. There are no proceedings to which any director, officer or affiliate of AFC, any owner of record or beneficially of more than five percent (5%) of any class of AFC voting stock, or any associate of any such person, is a party adverse to AFC or any of its subsidiaries nor does any such person have a material interest adverse to AFC or its subsidiaries.

Directors and Board Nominees

Monte N. Redman has served as President, Chief Executive Officer and a director of AFC and the Association since July 2011. He served as President and Chief Operating Officer of AFC and the Association from August 2007 to June 2011. He served as Executive Vice President and Chief Financial Officer of AFC from December 1997 to August 2007. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President and Investment Officer in 1985, was appointed Senior Vice President, Treasurer and Chief

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Financial Officer in 1989 and was appointed Executive Vice President and Chief Financial Officer in 1997. He serves on the Board of Directors of the New York Banker’s Association and is the past Chairman and current member of the Board of Directors of the national Tourette Syndrome Association.

Mr. Redman brings to his position over thirty-five years of experience with the Association, with over twenty-four of them as an executive officer, of which for eighteen years he was Chief Financial Officer. As such, he is familiar with all material aspects of the business of AFC and the Association, their culture and markets. Mr. Redman has been a primary spokesman for AFC and the investing public since AFC’s initial public offering in 1993. He is well versed in the regulatory and other issues facing AFC and its industry.

Mr. Redman has a background in accounting and finance. He has extensive experience managing the Association through a wide range of interest rate and economic cycles. His executive management experience includes interest rate risk management, strategic and operational planning and the implementation and management of effective operating controls.

Gerard C. Keegan has been Vice Chairman, Senior Executive Vice President, Chief Operating Officer and a director of AFC and the Association since January 2012. He served as Vice Chairman, Chief Administrative Officer and a director from September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, referred to as The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. He is responsible for the retail and business banking, multi-family/commercial real estate lending, residential mortgage lending and marketing areas of the Association. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997.

Mr. Keegan also brings to his position a long history of executive management and leadership service to the Association and its predecessors. He has extensive experience in the thrift industry covering numerous operating areas and a wide variety of economic and interest rate cycles. He has an extensive knowledge of the history of the Association and the markets in which it operates. He has served in executive management in a predecessor thrift institution and, therefore, has experienced a diversity of corporate cultures. He has experience both at the management level and working day to day in a retail banking setting. He is familiar with the regulatory and other issues facing AFC and its industry. His extensive executive management experience includes, but is not limited to, lending, loan workouts, marketing, sales management and integrating sales incentives with effective operating controls.

John R. Chrin has been a director of AFC and the Association since December 2009. He serves as Chairman of the Audit Committee of the Board. Since February 2012, he has been a partner in Circle Wealth Management, LLC, a Registered Investment Advisor. From August 2009 through December 2011, Mr. Chrin served as Global Financial Services Executive-in-Residence and Financial Services Laboratory Fellow at Lehigh University. From 1999 until 2009, he served in a variety of capacities with JPMorgan Chase & Co., culminating in his serving as a Managing Director, Financial Institutions Group and co-head of Financial Institutions Mergers and Acquisitions. From 1994 to 1999, he served in a variety of capacities with Merrill Lynch & Co., culminating in his service as Director, Financial Institutions Group. From 1988 to 1994, he served in a variety of capacities with JPMorgan & Co., culminating in his service as a Vice President, Financial Institutions Group. Mr. Chrin also serves as a senior advisor to Century Capital Management, LLC, a Boston based private equity firm.

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Mr. Chrin brings extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He has extensive knowledge of the capital markets and of mergers and acquisitions, specifically within the financial services industry. He has an MBA from Columbia University in finance and marketing and has extensive experience in reviewing and assessing the business plans and strategies of numerous financial institutions, both larger and smaller than AFC.

John J. Corrado has been a director of AFC and the Association since September 2012. Since 1995, he has served as president of Suffolk Bus Corp. and Suffolk Transportation Service, Inc., the largest bus company in Suffolk County, New York. From 1988 to 1995, he served as Vice President of Suffolk Bus Corp. From 1986 to 1988, he was employed by the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte LLP. Mr. Corrado is Chairman of United Way of Long Island, a member of the SUNY Stony Brook Council, and serves on the boards of directors of NYC COP-SHOT, the Suffolk County Parks Foundation and the Make It Count Foundation.

Mr. Corrado is a certified public accountant. He brings extensive business and financial experience in managing, operating and providing strategic planning for a $100 million business in the Long Island market, as well as extensive community leadership experience focused on the needs of the Long Island region.

Peter C. Haeffner, Jr. has been a director of AFC and the Association since The Greater Acquisition in September 1997 following The Greater Acquisition. He serves as Chairman of the Loan Committee of the Board of Directors of the Association. He is Managing Director and Principal of Sphaeff, LLC, a real estate investment and advisory company. From 2005 to 2009, he served as Managing Director and Principal of PHAEF, LLC, a real estate and investment advisory company. From 2001 to 2004, he served as Managing Director and Principal of Real Estate Trade Advisors LLC, a real estate finance and advisory company. From December 1998 to June 2001, he served as Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm, for a period of eight years. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

Mr. Haeffner brings extensive experience in real estate in New York and major markets in the eastern United States, as well as significant experience in real estate lending and loan workouts.

Brian M. Leeney has been a director of AFC and the Association since August 2009. He serves as Chairman of the Enterprise Risk Management Committee of the Board. From 1968 to 2003, Mr. Leeney served in a variety of capacities for Allied Irish Banks and its subsidiary companies. From 2002 to 2003 and from 1996 to 2001, he served as Executive Vice President and Director of Mergers and Acquisitions and as Executive Vice President and General Manager, respectively, of Allied Irish Banks USA. From 2001 to 2002, he served as Chairman and Chief Executive Officer of CCS, Inc., a philanthropic fund raising consulting firm. From 1994 to 1995, he served as Executive Vice President and Head of the Commercial Real Estate Division of First Maryland Bancorp. From 1991 to 1994, he served as Senior Vice President and General Manager of Allied Irish Banks New York and, from 1968 to 1990, he held a variety of positions with Allied Irish Banks in Dublin, Ireland.

Mr. Leeney brings extensive experience in commercial banking, commercial and industrial lending and real estate lending. He has extensive experience in management, strategic planning and

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operating a large financial institution. He has experience in mergers and acquisitions and in bank marketing, sales and community outreach efforts.

Patricia M. Nazemetz has been a director of AFC and the Association since January 2013. Since 2011, she has served as principal of NAZ DEC LLC, a human resources consulting company specializing in executive transition. From 1999 to 2011, she served as Corporate Vice President and Chief Human Resources Officer of Xerox Corporation, overseeing all human resources programs, policies and practices, and providing regular advice and counsel to the CEO and the senior management team. From 1979 to 1999, she worked within the Human Resources Department of Xerox Corporation and was responsible for executive compensation, employee benefits, global pay strategy, workplace diversity and information systems. Ms. Nazemetz serves on the board of directors of WMS Industries Inc., a NYSE-listed company, as well as such board’s Compensation Committee and Nominating and Corporate Governance Committee. She serves on the board of directors of the Catholic Health Services of Long Island, where she chairs the Personnel and Benefits Committee and serves as a member of the Compensation and Audit Committees. She has served as a member of the board of trustees of Fordham University since 2000 and served as a member of the board of directors of Energy East Corp., a public company, from 2007 to 2008.

Ms. Nazemetz brings extensive experience to all aspects of human resources management, including executive compensation, succession planning, employee benefits, health care and corporate ethics. Ms. Nazemetz has served as an independent director on the boards of other mid-sized to large public companies.

Ralph F. Palleschi has served as Chairman of the Board and Chairman of the Board of Directors of the Association since June 2012, and as a director of AFC and the Association since 1996. In 1983, he co-founded First Long Island Investors, Inc., an investment advisor registered under the Investment Advisers Act of 1940, as amended, and a broker/dealer registered with the SEC. He continues to serve as a director and is President and Chief Operating Officer of its successor companies, First Long Island Investors, LLC and FLI Investors, LLC. From 1993 to 1997, he served as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President - Finance and Chief Financial Officer of Entenmann’s Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP. He is Chairman of the Board of Trustees of the Variety Child Learning Center and a member of the Board of Directors of the Viscardi Center.

Mr. Palleschi, a certified public accountant, brings extensive experience in managing, planning and operating a financial services business in the Long Island market. He brings significant experience and knowledge of the equity markets. He has expertise in developing, reviewing and maintaining systems of internal controls and in financial controls, reporting and analysis. He also has experience in the operation of a significant retail products company focused on customer demands.

Executive Officers Who Are Not Directors

Alan P. Eggleston, an attorney, has served as Senior Executive Vice President and Chief Risk Officer of AFC and the Association since January 2012, and as Secretary since March 2001. He is responsible for the legal, enterprise risk management, credit, asset review and compliance areas of AFC and the Association. He served as Executive Vice President and General Counsel of AFC and the Association from December 1997 to December 2011. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General

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Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

Frank E. Fusco, a certified public accountant, has served as Senior Executive Vice President since January 2012, and as Chief Financial Officer of AFC and the Association since August 2007. He served as Treasurer of AFC and the Association from 2007 to 2012. He is responsible for the treasury operations, investments, accounting operations, investor relations, financial, management and tax reporting areas, the financial planning area and the information services area of the Association and AFC. He joined the Association in 1989. He served as Assistant Vice President from 1990 to 1992, as Vice President from 1992 to 1994, as First Vice President from 1994 to 1997, as Senior Vice President and Treasurer from 1997 to 2007, as Executive Vice President, Treasurer and Chief Financial Officer from 2007 to 2011. He served in the same positions with AFC commencing in 1993. Prior to joining the Association, Mr. Fusco was employed as an auditor by Peat, Marwick, Mitchell & Co., predecessor to KPMG LLP, and as an officer of another thrift institution.

Josie Callari has served as Executive Vice President of AFC and the Association, and Chief Support Services Officer of the Association since January 2012. She is responsible for the human resources, general services, facilities and security areas of AFC and the Association. She served as Senior Vice President and Director of Banking Operations of the Association from December 1997 to December 2011. Ms. Callari joined the Association in December 1975 and held various positions in the retail branch network until 1987. From December 1987 to 1989 she served as Assistant Vice President, Operations and Product Development. She served as First Assistant Vice President, Retail Operations and Support from 1989 to 1993, and as Vice President, Retail Operations and Support from December 1993 to December 1997. Ms. Callari serves on the corporate committees of the Association for the Help of Retarded Children, the Education and Assistance Corporation and the School for Language and Development.

Robert J. DeStefano has served as Executive Vice President and Chief Information Officer of AFC and the Association since January 2012. He served as Senior Vice President and Chief Information Officer of the Association from December 1997 to January 2012. He is responsible for the implementation of information technology strategies throughout the organization. He joined the Association in 1986. From 1986 to 1992 he held various positions in the Internal Audit Department, including Assistant Vice President and Information Technology Manager. In 1993, he was appointed Vice President and Director of the Information Services Department. Mr. DeStefano holds several business and technical certifications from the Information Services Audit and Control Association and the Certified Fraud Examiners Association. He is a member of the Association of Information Technology Professionals, the Contingency Planning Exchange and the Wall Street Technology Association. He has held past positions as Vice President and a member of the Board of Governors of the Long Island Chapter of the Institute of Internal Auditors, member of Verizon’s Customer Advisory Board, member of the International Information Security Consortium, and member of the Board of Directors of Mercy Haven, Inc. Prior to joining the Association, Mr. DeStefano held positions with several financial institutions.

Brian T. Edwards has served as Executive Vice President of AFC and the Association, and Managing Director of the Retail Banking Group of the Association, since January 2012. He is responsible for the retail banking, marketing, public relations, product management, banking operations and corporate education areas of the Association. Mr. Edwards served as Senior Vice President and Director of Marketing and Public Relations of the Association from December 2000 to December 2011. He joined the Association in 1998 as First Vice President. Prior to joining the Association, Mr. Edwards

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was employed as a senior officer at two commercial banks, and held marketing and sales management positions with the New York Islanders and a consumer packaged goods company. He serves as a member of the Board of Directors of SCO Family of Services in New York, the Education and Assistance Corporation of Long Island and is past Chairman, President and current board member of the Advancement for Commerce, Industry and Technology of Long Island.

Gary M. Honstedt has served as Executive Vice President of AFC and the Association, and Managing Director of the Multi-Family/Commercial Real Estate Group of the Association, since January 2012. He joined the Association in February 2011 as Senior Vice President and Director of the Multi-Family/Commercial Real Estate Group. From 1995 to 2010, he served as President of the National Commercial Real Estate Lending Division of Sovereign Bank and its predecessor Independence Savings Bank. From 1986 to 1995, he served as a Vice President and Mortgage Officer of Independence Savings Bank. From 1971 to 1986, he served in various capacities in the Mortgage Department of Williamsburgh Savings Bank.

Stephen J. Sipola has served as Executive Vice President of AFC and the Association, and Managing Director of the Association’s Business Banking Group, since January 2013. He served as Senior Vice President and Director of Business Banking of the Association from April 2011 to December 2012. Mr. Sipola is responsible for the Business Banking Group’s new business development, loan underwriting, loan operations and treasury management products and services. Prior to joining the Association in 2011, Mr. Sipola was employed as a Senior Vice President at North Fork Bank and its successor, Capital One Bank from March 2003 to April 2011 with responsibilities that included sourcing and underwriting loans for middle market companies in the New York metropolitan area. At Capital One Bank, he supervised a portfolio of middle market customers with loan commitments in excess of $1 billion. He served as a Vice President at The Bank of New York form March 1993 to March 2003, with responsibilities in the Small Business, Middle Market and Marine Transportation Divisions. Prior to 1993 he held several positions in the Business Banking Division of Manufacturer’s Hanover Trust Company. Mr. Sipola serves as a trustee of the The Long Island Home, a not-for-profit health care organization. He has previously served on the boards of directors of the Long Island Association, the American Heart Association, Outreach Project and the Advancement for Commerce, Industry and Technology of Long Island.

Director Independence

As required by the New York Stock Exchange, referred to as the NYSE, Listed Company Manual, the Board has determined that at least a majority of the current directors of AFC are independent. Specifically, the Board has determined that, with the exception of Mr. Keegan and Mr. Redman, all directors of AFC and the Board Nominees are independent. Mr. Keegan and Mr. Redman have been determined not to be independent due to their positions as current or former executive officers of AFC and the Association.

With regard to individuals who served as directors of AFC during 2012, but who are not current directors of AFC, the Board has determined that John J. Conefry, Jr., Denis J. Connors and Thomas V. Powderly were independent, and that George L. Engelke, Jr. was not independent, due to his then current position as an executive officer of AFC and the Association.

In addition to utilizing the specific independence standards set forth in Section 303A of the NYSE Listed Company Manual, the Board has adopted Director Independence Standards, a copy of which are set forth below and are posted on AFC’s Investor Relations website under the heading

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“Corporate Governance” at http://ir.astoriafederal.com. The Director Independence Standards are intended to supplement the NYSE independence standards and to cover three specific situations: (i) directors who obtain routine banking services from the Association; (ii) donations by AFC or the Association to charities with which directors are associated; and (iii) direct or indirect payments for services by executive officers to companies with whom directors are affiliated made under circumstances where the payments, if made by AFC for services rendered to AFC, would not impair the directors’ independence pursuant to the NYSE Listed Company Manual.

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Astoria Financial Corporation

Director Independence Standards

The following are standards adopted by Astoria Financial Corporation (the “Corporation”) for use in determining, pursuant to the New York Stock Exchange Listed Company Manual Section 303A, the status of each director’s “independence”. In addition to the specific criteria set forth in Paragraph No. 2 of Section 303A, as amended from time to time, the following categorical standards shall be applied by the Board of Directors in making its determinations.

1.           The Corporation’s wholly owned subsidiary, Astoria Federal Savings and Loan Association (the “Association”), is a federally chartered savings and loan association. Its primary business consists of providing banking services to the public and originating mortgage and other loans for portfolio. Its operations are heavily regulated and it is regularly and routinely examined by the Office of the Comptroller of the Currency (the “OCC”).

Directors of the Corporation are encouraged to utilize the Association’s consumer banking services and its lending capabilities, in accordance with OCC and applicable Federal Reserve Board regulations.

The Corporation recognizes that if a director deposits funds with the Association and the Association experiences financial or other regulatory difficulties, a conflict could exist which might impair a director’s independence, particularly if the director maintains a deposit in an amount or under circumstances that would result in all or some portion of the deposit not being insured by the Federal Deposit Insurance Corporation (the “FDIC”).

Similarly, if a director borrows funds from the Association and that loan is either in default or otherwise shows signs of credit weakness, a director’s independence could be impaired.

A director’s independence will not be considered impaired at any time due to the director, directly or indirectly, having on deposit with the Association amounts which would be either fully insured by the FDIC or the Nominating and Corporate Governance Committee determines, based upon the circumstances, would not impair the independence of the director.

A director’s independence will not be considered impaired so long as a direct or indirect loan to the director was granted in compliance with Federal Reserve Board Regulation O and applicable OCC regulations, the loan is not, according to the Association’s usual policies, classified as non-accrual, past due, restructured or a potential problem loan and the loan does not involve more than the normal risk of collectibility or otherwise present other unfavorable features.

As other banking services provided by the Association are readily available at competitive pricing, use by a director of other banking or financial services offered by the Association to the public will not be considered to impair a director’s independence.

2.            Pursuant to the Community Reinvestment Act, the Association is obligated to demonstrate the extent to which it ascertains and meets the credit needs of the communities it serves. As part of this responsibility, the Association and the Corporation encourage their directors and officers to be active in local charities and provides financial and other support to local charities and other non-profit organizations, particularly those that are housing related. No director will be considered to have his independence impaired because the Association may provide directors and officers liability coverage for the director’s service to such charity or non-profit organization or due to grants, contributions or donations made by the Association to a charity or non-profit organization with which the director is affiliated so long as such grants, contributions or donations by the Corporation or the Association do not exceed $100,000 per year.

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3.           While the focus of the New York Stock Exchange Listing Manual standards, as they relate to the independence of directors, is on relationships with the Corporation, circumstances could exist where a relationship between a director and an executive officer of the Corporation is such that such relationship in and of itself could impair the independence of the director.

(A)        The fact that a director and an executive officer may have equity investments in a company or enterprise, where the Corporation or Association does not do any business with that company or enterprise shall not result in the director’s independence being impaired.

(B)         If a director is associated with a company or enterprise with which the Corporation or Association does not do business, but with which an executive officer does business unrelated to the Corporation or Association, the director’s independence will not be deemed impaired so long as the revenue generated by such business, in any of the last three fiscal years, does not exceed the greater of $1,000,000 or 2% of such company’s consolidated gross revenue.

During its review of director independence for each Board Nominee and other members of the Board that have been identified as independent, the Board considered transactions and relationships between each director or any member of his or her immediate family and AFC and its subsidiaries, affiliates and equity investors, including those reported under Transactions with Certain Related Persons commencing on page 22. The Board also examined transactions and relationships between directors or their affiliates and members of executive management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

Specifically, with respect to the directors determined to be independent, the Nominating and Corporate Governance Committee and the Board considered the following transactions and relationships:

i)	the deposit relationships maintained, either directly or indirectly, by Messrs. Conefry, Connors, Corrado, Haeffner and Powderly with the Association, including those deposit relationships which exceeded FDIC deposit insurance limitations;
ii)	the lending relationship maintained by Mr. Powderly as a borrower of the Association; and
iii)	the relationship of Mr. Palleschi to a company utilized personally by Mr. Engelke and another executive officer to invest personal funds and the fees generated to such company as a result of such relationships relative to such company’s overall revenue.

In addition, the Nominating and Corporate Governance Committee and the Board annually review the charitable contributions made by the Association and determined that the only contributions of sufficient size to potentially impair the independence of any director was to the American Red Cross in connection with Hurricane Sandy, and determined that such contributions did not impair the independence of any director.

Board Leadership Structure

The position of Chairman of the Board is held by Mr. Palleschi, an independent director. As the Chairman of the Board, Mr. Palleschi provides leadership to the Board and works with the Board and executive management to define the Board’s structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the independent directors of

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the Board, coordinates the agenda for meetings of the independent directors, serves as a liaison between the independent directors and management and outside advisors, and makes periodic reports to the Board regarding the actions and recommendations of the independent directors.

Mr. Redman serves as President and Chief Executive Officer. As such, he has general charge, supervision and management of the business affairs of AFC, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of AFC’s strategic plan and in exploring other growth opportunities.

The independent directors periodically review AFC’s leadership structure and believe, as a general matter, that the current Board leadership structure is appropriate for AFC. While the Corporate Governance Guidelines permit the positions of Chairman and Chief Executive Officer to be combined, the Board believes that continuing the separation of the Chairman and Chief Executive Officer functions will allow Mr. Redman to focus his attention on guiding AFC and the Association through the current difficult regulatory and economic environment, while a separate Chairman can devote full attention to Board leadership functions.

Oversight of Risk Management

The oversight of risk management has evolved significantly since 2011. In 2011, the Board appointed a senior officer as its first Enterprise Risk Officer. While initially this officer reported directly to the Audit Committee, the Board in 2011 established a dedicated Enterprise Risk Management Committee, consisting of the chairmen of AFC’s and the Association’s other board-level committees, with Mr. Leeney serving as Chairman.

In December 2011, the Board established a dedicated Chief Risk Officer position and appointed Mr. Eggleston, a senior executive officer, to fill this role. In addition to overseeing the enterprise risk management function, the Chief Risk Officer oversees AFC’s other significant risk control areas, including the Compliance, Credit and Asset Review and Legal Departments.

The Board, through the Enterprise Risk Management Committee, which consists entirely of independent directors, exercises its role in AFC’s risk oversight process by receiving regular reports from executive and senior management concerning, among other things, the development and maintenance of appropriate risk tolerances, AFC’s strategic plan, and on other areas of material risk to AFC including but not limited operational risks and compliance and regulatory risks. The Board also routinely receives reports regarding asset-liability management, liquidity, credit and capital adequacy related risks. These reports allow the Board and the Enterprise Risk Management Committee to understand and direct adjustments as necessary to AFC’s risk assessment, risk management and risk mitigation strategies. The Board, primarily through the Enterprise Risk Management Committee and the Audit Committee, reviews and oversees the implementation of all recommended actions contained in communications between AFC and the Association and the various regulatory authorities which oversee their operations. The Enterprise Risk Management Committee annually reviews and approves AFC’s risk management policy which outlines material risks facing AFC and the Association, and specifies the manner in which such risks are managed.

Identifying and Evaluating Nominees for Director

The Board has adopted, and at least annually reviews and approves, Nominee Qualification Guidelines, for use by the Nominating and Corporate Governance Committee in evaluating all potential

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nominees, and Corporate Governance Guidelines, which set forth, among other matters, Board composition and director qualification standards. Although the Board does not have a separate diversity policy, among the matters reviewed are the candidate’s integrity, maturity and judgment, experience, collegiality, expertise, diversity, commitment and independence. With respect to the review of a candidate’s diversity, the Nominee Qualification Guidelines state that candidates should be sufficiently diverse to provide a range of perspectives representative of the interests of the constituencies served or to be considered from time to time by the Board, including, but not limited to, our shareholders, the communities and customers we serve and our employees. The Nominating and Corporate Governance Committee considers diversity inclusive of, but not limited to, race, gender, ancestry and thought, which is an important ingredient in the maintenance of an appropriate range of perspectives. Copies of the Nominee Qualification Guidelines and the Corporate Governance Guidelines are available on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Printed copies may also be requested by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or in writing at the address set forth on page 1 of this Proxy Statement.

The Board has also implemented a procedure for evaluating the performance of the Board, each of its committees and each of its directors. The evaluation of directors is considered and reviewed by the Nominating and Corporate Governance Committee in considering the nomination of existing directors.

If a shareholder presents a potential nominee, the shareholder will be encouraged to provide information that is responsive to the Nominee Qualification Guidelines to assist the Nominating and Corporate Governance Committee in evaluating proposed nominees, including the specific experience, qualifications, attributes or skills that led the shareholder to conclude that the potential nominee should serve as a director. Such nominations and related information will be considered and reviewed by the Nominating and Corporate Governance Committee. All nominees, including incumbent directors, Board nominees and shareholder nominees, will be evaluated in the same manner by the Nominating and Corporate Governance Committee. AFC has never been presented with a shareholder nominee. The Charter of the Nominating and Corporate Governance Committee authorizes the Committee to utilize the services of search firms at the Committee’s discretion.

In June 2012, the Nominating and Corporate Governance Committee, in anticipation of several vacancies on the Board and the Board of Directors of the Association over the next 12 months, retained the services of Heidrick & Struggles, a firm specializing in identifying potential candidates to serve on corporate boards of directors. Heidrick & Struggles assisted AFC in identifying Patricia M. Nazemetz as a potential Board candidate in 2012.

Pursuant to the Corporate Governance Guidelines adopted by the Board, all newly elected Board members are required, at the time of their initial election to the Board, to have an investment in AFC Common Stock. Prior to 2013, directors were expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal to at least 3,000 shares, with a three year phase -in period for new directors. Beginning in 2013, directors are expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal to two times the annual retainer or 15,000 shares, whichever is greater. There is a three year phase-in period for new directors and for directors to transition from the prior requirement to the new requirement. All directors and Board Nominees satisfy the applicable investment requirement.

For a description of the procedures to be followed by shareholders in submitting director nominations and related information, see Additional Information - Shareholder Proposals and Notice of Business to be Conducted at an Annual Meeting commencing on page 67.

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Committees and Meetings of the Board

The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, the President or one-third (1/3) of the directors then in office. During the fiscal year ended December 31, 2012, the Board met fifteen (15) times. No incumbent director attended less than seventy five percent (75%) of the total number of meetings held by the Board and its committees on which such director served.

In addition, the non-management directors of AFC met four (4) times during 2012. Such meetings are presided over by Mr. Palleschi.

The Board has established four (4) standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and the Enterprise Risk Management Committee. Copies of the Compensation Committee’s Charter, the Nominating and Corporate Governance Committee’s Charter, the Audit Committee’s Charter and the Enterprise Risk Management’s Charter, as well as AFC’s Bylaws, are posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Shareholders may request a printed copy of each such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

Compensation Committee

The Compensation Committee consists of Mr. Palleschi, as Acting Chairman, Mr. Chrin, Mr. Haeffner and Ms. Nazemetz . The function of the Compensation Committee is to carry out the duties and responsibilities set forth in the Charter of the Compensation Committee, including but not limited to, (i) discharging the responsibilities of the Board relating to AFC’s compensation and benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; (ii) producing an annual Compensation Committee Report as required by the SEC, for inclusion in AFC’s proxy statements (see page 32); and (iii) otherwise assisting the Board in its oversight responsibilities with respect to the human resources, compensation and benefits activities of AFC and its subsidiaries. The Compensation Committee administers the Astoria Financial Corporation Executive Officer Annual Incentive Plan, referred to as the Executive Incentive Plan, establishes target incentives and goals, and reviews performance relative to such goals pursuant to the Executive Incentive Plan. The Compensation Committee also administers the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 1999 Officer Option Plan, the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2003 Stock Option Plan, and the 2005 Re-Designated, Amended and Restated Stock Incentive Plan for Officers and Employees of AFC, as amended, referred to as the 2005 Stock Incentive Plan, including the granting of various forms of equity compensation pursuant to the 2005 Stock Incentive Plan. The Committee also administers the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation, referred to as the 1999 Directors Option Plan, and the Astoria Financial Corporation 2007 Non-Employee Director Stock Plan, referred to as the 2007 Director Stock Plan. The committee meets as needed and met eight (8) times during 2012.

The Compensation Committee has the authority to establish compensation levels for the executive officers. It annually reviews director compensation. As a matter of practice, the actions of the Compensation Committee with respect to executive officer compensation and recommendations the

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Compensation Committee may make with respect to director compensation are reviewed by the Board at the next regular Board meeting for ratification and approval. The Compensation Committee may not delegate its authority except to a subcommittee of the Compensation Committee. For a discussion of the role of the executive officers in determining or recommending the amount and form of executive officer and director compensation and the role and identity of compensation consultants utilized and the nature of the assignments undertaken, see Compensation Committee - Corporate Governance commencing on page 19, Compensation Committee Interlocks and Insider Participation commencing on page 26, Director Compensation commencing on page 26 and CD&A commencing on page 32. All members of the Compensation Committee are independent as determined by the Board and as such term is defined in the NYSE Listed Company Manual. For a discussion of director independence, see Director Independence commencing on page 12.

Corporate Governance

Recommendations to the Compensation Committee of AFC with respect to executive and non-executive officers’ salaries and other compensation components are presented by Mr. Redman, other executive officers and Human Resources management. Recommendations concerning non-executive officer compensation are developed based in large part upon input from the executive officer to whom such officers report. Mr. Redman also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive. Mr. Redman does not participate in the Compensation Committee’s deliberations or approval of compensation issues relating to his own compensation.

During 2012, Mr. Redman, Mr. Eggleston and, until his retirement as an employee in March 2012, Mr. Engelke, attended meetings of the Compensation Committee and assisted the Compensation Committee in the performance of its responsibilities relative to director and executive compensation. Among the matters discussed with the Compensation Committee by management were the following:

i)	the cost savings initiative implemented by the Association during 2012, including a reduction in force, the retirement or resignation of several executive officers, the freezing of all Association defined benefit plans and the impact of such action on affected employees, including executive officers, the determination not to extend the ESOP once all remaining unallocated AFC Common Stock has been allocated to participants, currently anticipated to occur in 2013, the reintroduction of an Incentive Savings Plan company matching program to replace more expensive pension related benefits, and the determination not to provide annual equity grants to either the officers, including executive officers, or the directors for 2012;
ii)	proposed salary levels for all officers of AFC and the Association, including the freezing of the salaries of executive and senior officers for 2012;
iii)	AFC’s actual performance for 2011 and its projected performance for both 2012 and 2013;
iv)	the decision not to award incentive payouts for 2011 and proposed incentive compensation performance targets for 2012 and 2013, with 2012 performance target levels set at levels understood to be reasonably unattainable;
v)	levels of director compensation;
vi)	the Compensation Committee Report and CD&A contained in AFC’s April 6, 2012, Proxy Statement;
vii)	the settlement of restricted stock grants made to certain former executive officers;
viii)	amendments to the Association’s Incentive Savings Plan;
ix)	the utilization by management of the Compensation Committee’s compensation consultant;
x)	an amendment to the Compensation Committee’s Charter;

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xi)	an amendment to the Company-Owned Automobile Policy for Executive Officers;
xii)	proposed salary and compensation budget and salary guidelines for 2013;
xiii)	the compensation of Mr. Redman and former Chairman George L. Engelke, Jr.;
xiv)	officer promotions;
xv)	reports issued by Pearl Meyer and Partners, LLC, the Compensation Committee’s compensation consultant utilized by management, containing certain recommendations with respect to: (a) the compensation of certain members of the multi-family/commercial real estate areas and certain senior officers of the Association and (b) the Association’s long term and short term incentive plans; and
xvi)	various grants of restricted stock to senior officers.

Officers attend Compensation Committee meetings only at the invitation of the Committee. It is generally the practice of the Compensation Committee to meet in executive session following management participation in meetings to allow time for discussion without management present.

In addition, members of the Compensation Committee are provided unrestricted access to all officers of AFC and the Association throughout the year. AFC and its executive management do not monitor or maintain records regarding the frequency or subject matter of such contacts outside of contacts with the executive or other officers.

The Compensation Committee, from time to time, retains a compensation consultant to review executive officer and director compensation. Prior to 2012, the Compensation Committee had retained Hewitt Associates LLC to review and provide competitive information regarding executive officer change in control contractual provisions, long and short term incentive practices applicable to the executive officers and an overall compensation review for the executive officers in 2010. The only instruction provided to Hewitt Associates LLC throughout all of its engagements by the Compensation Committee, beyond the scope of their engagements as outlined above, was to direct that a preliminary draft of their report would be simultaneously delivered to both the Chairman of the Compensation Committee and to management. This process was established to ensure that the consultants were free from any interference from management in presenting their conclusions to the Compensation Committee’s representative and so that management would be provided with an opportunity to review the report so that any errors or inaccuracies could be corrected by the consultants before a final report was presented to the Compensation Committee.

In September 2012, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC, referred to as Pearl Meyer, a compensation consultant which has previously been retained by the management of the Company and the Association. AFC’s Compensation Committee considered whether any conflict would result from Pearl Meyer’s retention by management, but concluded that none existed. Pearl Meyer was asked to examine the structure of both the short term and long term incentive plans, and recommend changes to each. Pearl Meyer concluded that the short term incentive plan is generally consistent with the Company’s peer group in that, with certain exceptions based upon departmental job responsibilities, payouts are tied to the financial performance of the Company. With respect to the long term incentive plan, Pearl Meyer recommended that consideration be given to adding a performance based to the program along with the current time based component. Those recommendations were implemented for 2013. The peer groups utilized for both of these studies included Flushing Financial Corporation, First Niagara Financial Group, Inc., Huntington Bancshares Incorporated, Hudson City Bancorp, Inc., Provident Financial Services, Inc., Signature Bank, TCF Financial Corporation, Valley National Bancorp, Washington Federal, Inc., Webster Financial

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Corporation and Zion Bancorporation. See the discussion commencing on page 41 under the heading Equity-based Compensation regarding the implementation of this recommendation in 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Palleschi, as Chairman, and Messrs. Chrin, Haeffner and Leeney. The function of the Nominating and Corporate Governance Committee is to carry out the duties and responsibilities set forth in the Charter of the Nominating and Corporate Governance Committee, including but not limited to, (i) assisting the Board in identifying individuals qualified to become Board members; (ii) recommending to the Board nominees for election to the Board; (iii) reviewing nominations for election to the Board made by shareholders of AFC pursuant to Article I, Section 6(c) of AFC’s Bylaws; (iv) assisting the Board in developing and implementing a process to assess the effectiveness of individual Board members and of the Board and its committees collectively; (v) advising the Board with respect to Board and committee composition and procedures; (vi) developing, recommending to the Board and annually reviewing AFC’s Corporate Governance Guidelines; and (vii) otherwise carrying out the duties, goals and responsibilities assigned to the Nominating and Corporate Governance Committee pursuant to AFC’s Bylaws, the Corporate Governance Guidelines and the Nominating and Corporate Governance Committee’s Charter. The Nominating and Corporate Governance Committee meets as needed and met seven (7) times during 2012. All members of the Nominating and Corporate Governance Committee are independent as determined by the Board and as such term is defined in the NYSE Listed Company Manual. For a discussion of director independence, see Director Independence commencing on page 12.

Audit Committee

The Audit Committee consists of Mr. Chrin, as Chairman, and Messrs. Corrado, Haeffner, Leeney and Palleschi. The function of the Audit Committee is to oversee the accounting and financial reporting processes of AFC and audits of the financial statements of AFC and to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, including but not limited to, (i) assisting Board oversight of: (a) the integrity of AFC’s financial statements, (b) AFC’s compliance with certain legal and regulatory requirements, (c) the qualifications and independence of AFC’s independent registered public accounting firm, and (d) the performance of AFC’s independent registered public accounting firm and the internal audit function; (ii) preparing an Audit Committee report as required by the SEC to be included in AFC’s annual proxy statement (see page 64); and (iii) performing such other functions as shall be assigned to the Audit Committee by the Board. The Audit Committee also reviews (1) the scope and results of the audits and reviews performed by AFC’s internal auditor and AFC’s independent registered public accounting firm, (2) the internal controls and accounting systems and policies of AFC, (3) the basis for certain reports to the Association’s regulatory authorities, and (4) certain reports of examination of AFC and the Association issued by Board of Governors of the Federal Reserve, referred to as the Federal Reserve, the Office of the Comptroller of the Currency, referred to as the OCC, or other regulatory authorities. The Board has determined that Mr. Chrin is the audit committee financial expert. All members of the Audit Committee have been determined by the Board to be independent as defined in the NYSE Listed Company Manual. For a discussion of director independence, see Director Independence commencing on page 12. While the Board has not directly limited the number of audit committees of other public companies on which an Audit Committee member may sit, the Board has limited, within AFC’s Corporate Governance Guidelines, Board member service on the boards of directors of other public companies to no more than two other boards of directors. The Audit Committee meets, at a minimum, on a quarterly basis, and met eight (8) times during 2012. For additional

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information regarding Audit Committee activities, see Report of the Audit Committee commencing on page 65.

Transactions with Certain Related Persons

AFC maintains a written policy, which is set forth in its Code of Business Conduct and Ethics, detailing its approval process for related party transactions. Under the written policy, loans and extensions of credit by the Association to directors and executive officers of AFC must be approved by the Association’s Board. The written policy also mandates that the following business dealings must be approved by the Board, with the officer or director who is interested or related to the interested party refraining from participating in the consideration or determination of the matter: (i) any transaction to purchase or lease from, jointly own with, or sell or lease to, a related party real or personal property, directly or indirectly; (ii) the use of our personnel, facilities, or real or personal property for other than AFC’s benefit; (iii) the payment by AFC of commissions and/or fees, including, but not limited to, brokerage commissions or investment banking, management, consulting, architectural or legal fees; and (iv) service agreements. The Code of Business Conduct and Ethics is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance”. Shareholders may request a printed copy of such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

AFC does not engage in loan transactions with its directors or executive officers or members of their families. With the exception of the ESOP, AFC does not engage in loan or other transactions with holders of five percent (5%) or more of the shares of any class of its common stock.

The Association maintains the ESOP, which is a defined contribution pension plan, for the benefit of its eligible employees. To fund the purchase of the AFC Common Stock held by the ESOP, the ESOP borrowed funds from AFC. The ESOP loans, as of January 1, 2012, had an outstanding principal balance of $12,139,587, bear an interest rate of 6.00%, mature on December 31, 2029 and are collateralized by the unallocated AFC Common Stock purchased with the loan proceeds. The Association makes scheduled contributions to fund both debt service and cash contributions. The Association’s scheduled contributions may be reduced by dividends paid on unallocated shares and investment earnings realized on such dividends. Beginning in 2010, the cash contribution component of scheduled contributions is in an amount equal to dividends paid on unallocated shares. Dividends paid on unallocated shares totaled $510,430 for the year ended December 31, 2012. The ESOP loans had an aggregate outstanding principal balance of $5,908,021 as of the Record Date. The principal amount paid on such loans during 2012 amounted to $6,231,566 while the interest paid was $728,375. It is anticipated that the ESOP loans will be paid in full during 2013.

The AFC Common Stock purchased by the ESOP is held in trust for allocation among participants as the loans are repaid. Pursuant to the loan agreements, the number of shares allocated annually is based upon a specified percentage of aggregate eligible payroll for the Association’s covered employees. Shares of AFC Common Stock allocated to participants totaled 1,075,354 for the year ended December 31, 2012. As of the Record Date, a total of 14,101,549 shares have been allocated to participants. As of the Record Date, 967,013 shares of AFC Common Stock, which had a fair value of $9,476,727, remain unallocated and collateralize the repayment of the ESOP loans.

For additional information regarding the ESOP, see Security Ownership of Certain Beneficial Owners commencing on page 4, Security Ownership of Management commencing on page 25 and Note 14 of Notes to Consolidated Financial Statements.

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The Association is a federally chartered savings and loan association and engages in the lending business. All loan transactions between the Association and the directors and executive officers of AFC or the Association, members of their families, and holders of five percent (5%) or more of the shares of any class of AFC’s stock, and affiliates thereof, have been made either in accordance with the Association’s Employee & Director Mortgage Loan Policy, discussed more fully below, or:

i)	were made only in the ordinary course of AFC’s and the Association’s businesses;
ii)	were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to AFC or the Association; and
iii)	did not involve more than the normal risk of collectibility or present other unfavorable features.

As noted above, the Association maintains an Employee & Director Mortgage Loan Policy pursuant to which certain employees, officers and directors of the Association are eligible for certain discounts on residential mortgage loans made by the Association.

Pursuant to the Employee & Director Mortgage Loan Policy, all full time employees, officers and directors of the Association in good standing and having at least two years of continuous service are eligible to obtain discounts on certain mortgage loans provided by the Association. The discount is available only on loans secured by the participant’s owner-occupied, primary residence. The discount is not available on mortgage loan products which are not intended to be held in portfolio by the Association. The loans must, in all respects, satisfy all normal underwriting parameters applicable to non-affiliated customers. Such loans may not involve more than the normal risk of collection or present other unfavorable features.

For eligible mortgage loans, the following discounts are provided:

i)	discount/origination fees, up to a maximum of 2% of the loan amount, if applicable, are waived at closing;
ii)	underwriting and document preparation fees, if applicable, are waived at closing; and
iii)	the interest rate is adjusted as follows:
a)	on fixed rate loans, the applicable interest rate is lowered by 0.50%;
b)	on adjustable rate mortgage loans, both the initial rate and the margin used on future rate adjustments are reduced by 0.50%.

Once a discounted mortgage loan is obtained, it may be refinanced through use of the Association’s refinance programs once within the first ten years and the discounts will continue to be available. After ten years, the property can be refinanced one time with new discounts applied.

The interest rate discounts continue to apply so long as the participant continues in the service of the Association, or after the participant ceases service due to disability, death or retirement at or after age 55 with at least ten years of service. In the event of death, the benefit is available to the participant’s spouse for as long as the spouse occupies the principal residence. Upon retirement, no discounts are allowed on refinances of any kind or if a new primary residence is purchased.

The following directors and executive officers have received the benefit of interest rate or other discounts during 2012 as specified in the Association’s Employee & Director Mortgage Loan Policy:

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Name	Interest Rate Payable on Indebtedness (%)(1)		Highest Aggregate Amount of Indebtedness Outstanding since January 1, 2012 ($)	Principal Balance outstanding as of the Record Date ($)	Amount of Principal Paid on Indebtedness during 2012 ($)	Amount of Interest Paid On Such Indebtedness during 2012 ($)
Josie Callari	3.875		46,603	13,639	26,243	1,343
Robert J. DeStefano	2.500		367,500	347,049	15,290	6,839
Brian T. Edwards	3.625	(2)	320,559	320,559	0	10,919
Alan P. Eggleston	3.500		186,086	171,042	11,982	6,332
Frank E. Fusco	2.375		192,686	182,334	8,257	4,487
Gerard C. Keegan	3.125		429,878	416,948	10,304	13,287
Thomas V. Powderly(3)	2.375		231,033	215,781	25,328	14,391
Monte M. Redman	3.500		422,704	390,904	24,458	15,261

(1)	The interest rates reflected in this table are the rates in effect as of December 31, 2012.
(2)	Mr. Edwards’ loan is an adjustable rate mortgage loan as to which the interest rate adjusted, according to the loan’s terms, in 2012.
(3)	Mr. Powderly retired from service on the Board and the board of directors of the Association upon the close of the regular meetings of such board on August 15, 2012.

All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association’s policies in this regard and have not been classified as non-accrual, past due, restructured or potential problem loans. All such loans are subject to and comply with the insider lending restrictions of Section 22(h) of the Federal Reserve Act (12 U.S.C. 375b).

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Security Ownership of Management

The following table sets forth information concerning the interests in AFC Common Stock as of the Record Date of each director and Board Nominee of AFC, each named executive officer named in the Summary Compensation Table, referred to as Named Executives, and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Class (3)
Monte N. Redman	1,239,874	(4)(5)	1.25
Gerard C. Keegan	655,677	(6)
John R. Chrin	100,794	(7)
John J. Corrado	32,670	(8)
Peter C. Haeffner, Jr.	42,330	(9)
Brian M. Leeney	20,291	(10)
Patricia M. Nazemetz	7,670	(11)
Ralph F. Palleschi	94,590	(12)
Alan P. Eggleston	595,164	(4)(13)
Frank E. Fusco	475,509	(4)(14)
Gary M. Honstedt	50,945	(15)
George L. Engelke, Jr.	2,204,615	(16)	2.23
Arnold K. Greenberg	912,178	(17)
All directors, Board Nominees and executive officers as a group. (15 persons)	14,569,185	(4)(18)	14.73

(1)	Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.
(2)	Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Redman (310,500 shares), Mr. Keegan (246,000 shares), Mr. Haeffner (24,000 shares), Mr. Palleschi (24,000 shares), Mr. Eggleston (208,500 shares), Mr. Fusco (107,700 shares), Mr. Greenberg (226,500 shares) and all directors, Board Nominees and executive officers as a group, excluding Mr. Greenberg, who was not an executive officer as of the record date (1,158,300). In all cases, the exercise price of such options exceeded the market value of AFC Common Stock on the record date.
(3)	Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).
(4)	Messrs. Redman, Keegan, Eggleston and Fusco are among the trustees and members of the Plan Committees. The Plan Committees are each composed of the same five individual members, all executive officers. The shared membership of the Plan Committees may constitute an arrangement or relationship that results in indirect beneficial ownership by each of them under Rule 13d-3(a) of the Exchange Act of those shares beneficially owned by each of the others. Each of the trustees and members of the Plan Committees disclaims membership in a group and affirms that they have not agreed to act together with any of the others for any purpose of acquiring, holding, voting or disposing of the AFC Common Stock. Each of the Plan Committees acts by majority vote of their five members and no member of any of the Plan Committees may act individually to vote or dispose of shares of the AFC Common Stock by means of their membership in any or all of the Plan Committees. The ESOP claims beneficial ownership of, and shared voting and dispositive power with respect to, 8,634,975 shares of AFC Common Stock as of December 31, 2012. The Plan Committees claim sole voting and dispositive power with respect to 904,521 shares of AFC Common Stock, shared voting power with respect to 1,007,583 shares of AFC Common Stock and shared dispositive power with respect to 9,642,558 shares of AFC Common Stock as of December 31, 2012. The amount shown for all directors, Board Nominees and executive officers as a group includes 10,547,079 shares beneficially owned by the Plan Committees. See Security Ownership of Certain Beneficial Owners commencing on page 4.
(5)	Included are 61,129 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power, 270,870 shares of AFC Common Stock as to which he has sole voting and no investment power and 30,131 shares of AFC Common Stock as to which he has shared voting and sole investment power. Mr. Redman has pledged 562,566 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.

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(6)	Included are 191,488 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power and 118,436 shares of AFC Common Stock as to which he has sole voting and no investment power.
(7)	Included are 91,694 shares of AFC Common Stock as to which Mr. Chrin has shared voting and investment power and 8,830 shares of AFC Common Stock as to which he has sole voting and no investment power. Mr. Chrin has pledged 86,503 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(8)	Included are 7,670 shares of AFC Common Stock as to which Mr. Corrado has sole voting and no investment power.
(9)	Included are 8,830 shares of AFC Common Stock as to which Mr. Haeffner has sole voting and no investment power. Mr. Haeffner has pledged 61,463 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time
(10)	Included are 8,830 shares of AFC Common Stock as to which Mr. Leeney has sole voting and no investment power. Mr. Leeney has pledged 14,621shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(11)	Included are 7,670 shares of AFC Common Stock as to which Ms. Nazemetz has sole voting and no investment power.
(12)	Included are 8,830 shares of AFC Common Stock as to which Mr. Palleschi has sole voting and no investment power. Mr. Palleschi has pledged 61,760 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(13)	Included are 235,350 shares of AFC Common Stock as to which Mr. Eggleston has shared voting and investment power, 104,190 shares as to which he has sole voting and no investment power and 22,413 shares as to which he has shared voting and sole investment power. Mr. Eggleston has pledged 189,812 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(14)	Included are 50,004 shares of AFC Common Stock as to which Mr. Fusco has shared voting and investment power and 100,786 shares of AFC Common Stock as to which he has sole voting and no investment power. Mr. Fusco has pledged 61,345 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(15)	Included are 45,000 shares of AFC Common Stock as to which Mr. Honstedt has sole voting and no investment power.
(16)	Based upon most current information available to AFC. Included are 57,900 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power and 40,558 shares of AFC Common Stock as to which he has shared voting and sole investment power. Mr. Engelke has pledged 1,393,663 shares of AFC Common Stock pursuant to a margin account arrangement. The margin balance outstanding, if any, pursuant to such arrangement may vary from time to time.
(17)	Included are 60,965 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power.
(18)	Included are 2,041,028 shares of AFC Common Stock as to which all directors, Board Nominees and executive officers, as a group, have shared voting power, and 10,610,285 shares of AFC Common Stock as to which all directors, Board Nominees and executive officers as a group, have shared investment power. Excluded are shares of AFC Common Stock beneficially owned by Messrs. Engelke and Greenberg, who were not executive officers as of the Record Date.

Compensation Committee Interlocks and Insider Participation

The directors who serve as members of the Compensation Committee are disclosed in the section entitled Committees and Meetings of the Board - Compensation Committee commencing on page 18. Other than Ms. Nazemetz, who joined the Compensation Committee in January, 2013, all such members of the Compensation Committee served throughout 2012. In addition, Messrs. Connors and Powderly served as members of the Compensation Committee during 2012. No individual who served on the Compensation Committee in 2012 is a former employee of AFC or the Association. During 2012, Mr. Powderly had a loan secured by his personal residence and received a benefit under the Association’s Employee & Director Mortgage Loan Policy. See Transactions with Certain Related Persons commencing on page 22 for further information regarding the Association’s Employee & Director Mortgage Loan Policy and information concerning such loans.

There were no other transactions or relationships involving members of the Compensation Committee requiring disclosure in this Proxy Statement. During 2012, none of AFC’s executive officers served as a director or member of the compensation committee (or equivalent body) of another entity where a director or member of AFC’s Compensation Committee served as an executive officer or director.

Director Compensation

The following section sets forth information regarding director compensation.

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Directors’ and Other Fee Arrangements

All non-employee directors of AFC receive an annual retainer of $22,000. No additional fees for attendance at Board meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association except Mr. Engelke and Mr. Palleschi receive an annual retainer of $44,000. No additional fees for attendance at Association Board of Directors meetings are paid. Mr. Engelke served as an employee of AFC and the Association through March 21, 2012, and as such received no additional compensation for services as Chairman or as a director during such period. Mr. Engelke served as a non-employee Chairman of the Board and Chairman of the Board of Directors of the Association from March 21, 2012 to June 20, 2012, at which time he retired from service on the Board and the Board of Directors of the Association, and he received annual retainers of $60,000 and $120,000, respectively, prorated for the period of actual service. Mr. Palleschi became Chairman of the Board and Chairman of the Board of Directors of the Association upon Mr. Engelke’s retirement, and began receiving annual retainers of $62,500 and $187,500, respectively. He does not receive any other per meeting fees, retainers or fees for serving on any of the committees of either the Board or the Board of Directors of the Association. The Chairman of the Audit Committee of AFC and the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Audit Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Audit Committee meeting attended. As Chairman of the Nominating and Corporate Governance Committee of AFC and the Association, Mr. Palleschi does not receive any additional annual retainer or per meeting fees. All other members of the Nominating and Corporate Governance Committee receive a $1,000 fee per Nominating and Corporate Governance Committee meeting attended. As Acting Chairman of the Compensation Committee of AFC and the Association, Mr. Palleschi does not receive any additional annual retainer or per meeting fees. All other members of the Compensation Committee receive a $1,000 fee per Compensation Committee meeting attended. The Chairman of the Enterprise Risk Management Committee of AFC and the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Enterprise Risk Management Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Enterprise Risk Management Committee meeting attended, The Chairman of the Loan Committee of the Association receives an additional annual retainer of $15,000 in the aggregate and all members of the Loan Committee, with the exception of Mr. Palleschi, receive a $1,000 fee per Loan Committee Meeting attended. Typically, committee meetings of AFC and the Association are held as joint meetings and in such cases only a single meeting attendance fee is paid.

The aggregate of fees paid to each director for his service as a director of both AFC and the Association is reflected in the Fees Earned or Paid in Cash column of the 2012 Director Compensation Table on page 31.

1999 Directors Option Plan

AFC maintains the 1999 Directors Option Plan pursuant to which non-employee directors of AFC and the Association have been granted options on terms previously approved by the shareholders of AFC.

In May 2007, the shareholders of AFC approved the 2007 Director Stock Plan. As a result, the 1999 Director Option Plan was frozen such that no further options will be granted under the 1999 Director Option Plan.

The purpose of the 1999 Directors Option Plan was to promote the growth and profitability of AFC, to provide directors of AFC and affiliates with an incentive to achieve corporate objectives, to

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attract and retain key directors of outstanding competence and to provide such directors with an equity interest in AFC.

Pursuant to the 1999 Directors Option Plan, each person who first became a non-employee director of AFC or the Association after May 19, 1999 was granted, on the 15th day of the month following the month in which he or she became a non-employee director, an option to purchase 12,000 shares of AFC Common Stock at an exercise price per share equal to fair market value of AFC Common Stock, as defined in the 1999 Director Option Plan, on the date of grant. In addition, on January 15th of each succeeding year, or the following business day if January 15th was not a business day, each person who was then a non-employee director received a grant of an option to purchase an additional 6,000 shares of AFC Common Stock at an exercise price per share equal to the fair market value of AFC Common Stock, as defined in the 1999 Director Option Plan, on the date of grant.

All options granted pursuant to the 1999 Directors Option Plan vested upon grant and expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director’s options immediately terminate.

2007 Director Stock Plan

In May 2007 the shareholders of AFC approved the 2007 Director Stock Plan, and in May 2010 approved an amendment to said plan. This plan provides for annual grants to non-employee directors of restricted stock having a fair market value, as defined in the plan, equal to $45,000 at the time of the grant. Such grants commenced in 2008 and are made annually on the third business day following AFC’s release of its prior year annual financial results. In January 2012 each non-employee director waived his right to receive grants of restricted stock for calendar year 2012. The plan also provides for discretionary grants. There were no discretionary grants made in 2012, except that Mr. Corrado was granted 2,000 shares of restricted stock upon joining the Board and the Board of Directors of the Association in October 2012.

The shares awarded pursuant to the 2007 Director Stock Plan vest three years after the date of the award in the case of annual awards and for discretionary grants, unless otherwise specified at the time of the award, or, if earlier, upon the director’s death, mandatory retirement, in the event of a change of control or in the event a director incurs an involuntary termination from the Board, as defined in the plan.

Upon award, shares granted pursuant to the 2007 Director Stock Plan have both voting rights and the right to receive dividends.

The 2007 Director Stock Plan, as amended, authorizes the issuance of 150,000 shares of AFC Common Stock to be utilized for restricted stock awards following May 19, 2010. As of the Record Date, there were 99,641 shares of AFC Common Stock available for future awards pursuant to the plan.

Directors’ Retirement Plan

The Directors’ Retirement Plan provides retirement benefits for directors of AFC or the Association with at least 10 years of service who are not and have not been employees of AFC, the Association or any of their predecessors in interest. This excludes Mr. Redman, Mr. Keegan and Mr. Engelke from participation in the plan. In 1999, participation in the Directors’ Retirement Plan was frozen to provide that any director who joins the Board of Directors of AFC or the Association after March 1,

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1999 will not be eligible to participate in the Directors’ Retirement Plan. This excludes Mr. Chrin, Mr. Leeney, Mr. Corrado and Ms. Nazemetz from participation in the plan. As noted below, benefit and service accruals pursuant to the Directors’ Retirement Plan were frozen, effective April 30, 2012. The only current directors eligible to receive benefits pursuant to the plan are Mr. Palleschi and Mr. Haeffner.

Benefits under the Directors’ Retirement Plan vest at a 50% level once an eligible director completes 10 years of service. Vesting increases by 5% each additional year of service thereafter with 100% vesting after 20 years of service. Service on the Board of Directors of companies merged into AFC or the Association is counted as eligible service under the Directors’ Retirement Plan. Any benefit which a director receives pursuant to a retirement plan for service on the Board of Directors of a company merged into AFC or the Association acts as an offset against the benefit due the director pursuant to the Directors’ Retirement Plan.

The basic benefit payable under the Directors’ Retirement Plan is a monthly benefit for the life of the director (or an alternative form of benefit described below in the case of the director’s death), commencing on the earlier of (a) retirement from the Boards of Directors of AFC and the Association or age 65, whichever is later, (b) the date the director ceases to serve on the Boards of Directors due to disability, as defined in the Plan, or (c) death of the director, which basic benefit, on an annual basis, is equal to the sum of (i) the annual retainers paid by AFC and the Association to their directors at the time the director leaves the service of such Boards, (ii) any annual retainers the director was receiving from AFC and the Association for service as the chairman of a committee of the Boards of AFC or the Association at the time the director leaves the service of such Boards, and (iii) a sum equal to the meeting fees paid to the director for committee meeting attendance in the year preceding the director leaving the service of such Boards. Within the first 30 days of eligibility under the plan, a director is generally allowed to elect between alternate forms of benefit payment for their benefits under the Directors’ Retirement Plan. The alternate forms of benefit, in addition to the single life annuity described above, were (i) a 10 year certain annuity, (ii) a joint and survivor annuity with the director’s spouse, and (iii) a lump sum payment. The amount of the alternate forms of benefit is calculated to be actuarially equivalent to the basic single life annuity benefit described above. For other directors entitled to receive benefits under director retirement plans established by companies merged into AFC or the Association, the director was required to select a form of benefit payment under the Directors’ Retirement Plan that is the same as the form provided pursuant to the plan established by the company merged into AFC or the Association, i.e. a joint and 100% survivor annuity in the case of Mr. Haeffner. All eligible directors were allowed, on or before December 31, 2008, to make a one-time election of a lump sum benefit at the later of January 1, 2009 or the benefit commencement date specified in the plan. All eligible directors made such elections.

At the time of The Greater Acquisition, The Greater maintained The Retirement Plan of The Greater New York Savings Bank for Non-Employee Directors, or The Greater Director Retirement Plan. Pursuant to the terms of The Greater Director Retirement Plan, Mr. Haeffner became entitled to and commenced, at the time of The Greater Acquisition, receiving a $24,000 per year retirement benefit payable in the form of a joint and survivor life annuity with his spouse. At the time of The Greater Acquisition, AFC and the Association assumed The Greater’s obligations under The Greater Director Retirement Plan. The amount received during 2012 by Mr. Haeffner, as a result of this benefit, has been included in the All Other Compensation column of the 2012 Director Compensation Table on page 31.

In the event of a change of control, as defined in the Directors’ Retirement Plan, eligible directors will receive service credit through the balance of their then current term as a director. On or before December 31, 2008, eligible directors were required to make a one-time election whether, in the event of

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a change of control, their benefits due pursuant to the Directors’ Retirement Plan would be paid to the director in a lump sum or transferred into a rabbi trust to be established at the time of the change of control and paid pursuant to the original alternate form benefit election.

The directors who are eligible to participate in the Directors’ Retirement Plan, at this time, have the following vesting percentage: Mr. Haeffner – 95% and Mr. Palleschi – 75%.

Included in the 2012 Director Compensation Table, set forth on page 31, under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column is the change in the actuarial value during 2012 attributable to each of the directors who participates in the Directors’ Retirement Plan based upon the same assumptions utilized for financial statement reporting in the Consolidated Financial Statements. Also included in the 2012 Director Compensation Table, set forth on page 31 under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, is the change in the actuarial value during 2012 attributable to Mr. Haeffner’s participation in The Greater Director Retirement Plan. For further information regarding the assumptions utilized and changes in such assumptions from time to time, see Note 14 of Notes to Consolidated Financial Statements. Pursuant to SEC regulations, AFC is not allowed to disclose in the Director Compensation Table a change in pension value that is less than zero even though for financial statement purposes AFC may accrue the actual change.

Effective April 30, 2012 the Directors’ Retirement Plan has been frozen, such that eligible participating directors will receive no further service credit or other accrued benefit increases after such date. Final benefit calculations will be based upon retainers and fees earned between May 1, 2011 and April 30, 2012.

Directors’ Death Benefit

This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the director’s designated beneficiary will receive from AFC a payment equal to one year’s directors’ fees, including annual retainers, meeting attendance fees and committee chairman retainers, at the rate in effect immediately preceding his or her death. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease. This is an unfunded benefit for which AFC does not accrue an expense. Therefore, no amount has been reflected in the 2012 Director Compensation Table set forth on page 31 for the value of this obligation.

Effective January 1, 2009, active participants in the Directors Retirement Plan were excluded from eligibility for this benefit.

Travel Expenses and Other Perquisites

AFC and the Association pay or reimburse directors for their travel expenses, including lodging, for attendance at meetings of the Board of Directors and committees of AFC, the Association or their subsidiary companies on which directors may serve and at other business-related functions. Included in the All Other Compensation column of the 2012 Director Compensation Table set forth on page 31 is the cost associated with travel and lodging expenses incurred by AFC for the directors’ attendance at meetings at AFC’s corporate headquarters.

From time to time, directors’ spouses are invited to attend business-related functions away from AFC’s corporate headquarters with respect to which participation by the directors and their spouses

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is expected and/or encouraged. AFC believes that having the directors’ spouses attend such functions, when they are held, as invited guests of the Association, serves the business purposes of the Association and AFC by reinforcing the collegiality of the Board, resulting overall in a more efficient and productive Board. No such functions were held in 2012.

AFC maintains a fractional ownership interest in a corporate aircraft for use by its executives for business purposes only. Personal use of the aircraft is not permitted. The use of this aircraft by the executives is viewed by AFC as integrally and directly related to their job performance. As a result, this use is not viewed as a perquisite to the executives as defined by SEC regulations. See the CD&A, commencing on page 32 and the Summary Compensation Table commencing on page 46.

When an executive officer is traveling on business utilizing the corporate aircraft and room is otherwise available on the aircraft, directors traveling on AFC’s business and the directors’ spouses traveling with the directors may accompany the executive on such business.

The directors are allowed to receive discounts on certain loans secured by their primary residence pursuant to the Association’s Employee & Director Mortgage Loan Policy. For a detailed description of this policy, see the Transactions with Certain Related Persons commencing on page 22. The amount of any discounted interest rate or fees below what an unaffiliated customer would have been required to pay under similar circumstances during 2012 has been determined by the SEC staff not to be compensation and, therefore, is not included in the All Other Compensation column of the 2012 Director Compensation Table, set forth on page 31.

The following Table sets forth details regarding compensation provided to the directors of AFC for the fiscal year ended December 31, 2012.

2012 Director Compensation Table

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
John R. Chrin	103,000	0	0	2,274	105,274
John J. Conefry, Jr. (5)	80,000	0	0	8,260	88,260
Denis J. Connors (6)	112,000	0	0	7,969	119,969
John J. Corrado	16,500	20,680	0	80	37,260
Peter C. Haeffner, Jr.	126,000	0	142,878	65,778	334,656
Brian M. Leeney	114,000	0	0	1,765	115,765
Ralph F. Palleschi	184,500	0	176,419	2,684	363,603
Thomas V. Powderly (7)	61,000	0	0	5,361	66,361

(1)	Fees Earned or Paid in Cash represent fees earned by directors for the annual retainer paid by AFC, the annual retainer paid by the Association, committee meeting attendance fees, and fees for service as committee chairmen, as applicable. See the discussion on page entitled Directors’ and Other Fee Arrangements.
(2)	This column represents the aggregate grant date fair value of restricted stock awards made to the directors in 2012 pursuant to the 2007 Director Stock Plan. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures relating to service-based vesting conditions. The fair value of restricted stock awards is calculated using the closing price of AFC Common Stock as

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quoted on the NYSE on the date of the award. For additional information, see Note 15 of Notes to Consolidated Financial Statements. The aggregate numbers of options and restricted stock awards outstanding to each non-employee director at December 31, 2012 was, respectively, Mr. Chrin, - 0 - and 6,621; Mr. Conefry, 24,000 and 6,621; Mr. Connors, 30,000 and - 0 -; Mr. Corrado, - 0 - and 2,000;Mr. Haeffner, 24,000 and 6,621; Mr. Leeney, - 0 - and 6,621; Mr. Palleschi, 30,000 and 6,621; and Mr. Powderly, 6,000 and - 0 -.
(3)	Amounts disclosed reflect change in pension value. Mr. Connors retired from the Board and the board of directors of the Association in 2012. Pursuant to SEC Regulations, Mr. Connors’ change in pension value is disclosed as $0.00 because the change in actuarial value from December 31, 2011 to December 31, 2012 was a negative $51,269.
(4)	All Other Compensation for each director includes travel expenses to attend onsite meetings of the Board and other AFC and Association-related functions, and, except for Mr. Connors, spousal travel and entertainment expenses for spouses’ attendance at AFC and Association-related functions. All Other Compensation for each director also includes dividends on restricted stock awards. Mr. Haeffner receives medical and dental benefits pursuant to a post-retirement medical plan provided to the non-employee directors of The Greater, the premiums for which in 2012 were $32,873 and $1,353, respectively. As a former non-employee director of The Greater, Mr. Haeffner also receives a pension payment pursuant to The Greater Director Retirement Plan. That payment equaled $24,000 in 2012.
(5)	Mr. Conefry retired from the Board and the board of directors of the Association upon the close of the regular meetings of such boards on February 20, 2013.
(6)	Mr. Connors retired from the Board and the board of directors of the Association on December 28, 2012.
(7)	Mr. Powderly retired from the Board and the board of directors of the Association upon the close of the regular meetings of such boards on August 15, 2012.

Executive Compensation

The information set forth in the Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, referred to as the Securities Act, or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Compensation Committee Report

1)	The Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) (SEC Regulation, Section 229.402(b)) with management; and

2)	Based on the review and discussion referred to in Paragraph 1 above, the Compensation Committee recommended to the Board of AFC that the CD&A be included in this Proxy Statement on Schedule 14A (SEC Regulation, Section 240.14a-101).

Compensation Committee of AFC

Ralph F. Palleschi – Acting ChairmanJohn R. Chrin
Peter C. Haeffner, Jr.
Patricia M. Nazemetz

Compensation Discussion and Analysis

Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC’s Chief Executive Officer, Chief Financial Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and the CD&A. The CD&A is intended to review the compensation awarded to, earned by or paid to the Named Executives. This review explains material

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elements of AFC’s compensation of the Named Executives and describes the objectives of AFC’s compensation programs, what the program is designed to reward, each element of compensation, why AFC chooses to pay each element, how AFC determines the amount, and, where applicable, the formula for each element, and how each element and AFC’s decisions regarding that element fit into AFC’s overall compensation objectives and affect decisions regarding other elements. The Named Executives include the Chief Executive Officer, the Chief Financial Officer, AFC’s three most highly compensated executive officers other than the Chief Executive Officers and the Chief Financial Officer of AFC as of December 31, 2012 and two additional individuals for whom disclosures regarding compensation and benefits would have been required under rules established by the SEC but for the fact that they were not serving as executive officers of AFC as of December 31, 2012. The Named Executives of AFC are Monte N. Redman, Frank E. Fusco, Gerard C. Keegan, Alan P. Eggleston, Gary M. Honstedt, George L. Engelke, Jr. and Arnold K. Greenberg.

Executive Compensation Philosophy

The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers to manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders.

The compensation program is designed to provide levels of compensation which comply with regulatory requirements and are competitive and reflective of the organization’s performance in achieving its goals and objectives, both financial and non-financial, as determined in its business and strategic plans. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement, based upon their compensation levels, length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

The Named Executives are highly skilled and experienced in the management of thrift institutions. Mr. Redman, Mr. Keegan, Mr. Eggleston and Mr. Honstedt each has in excess of thirty (30) years of experience in the thrift industry and in excess of fifteen (15) years of experience in executive management responsible for managing AFC, the Association and/or other banking institutions. Mr. Fusco has over 15 years of thrift and management experience as a senior officer of AFC or the Association. All have extensive management experience and extensive banking and non-banking training. Mr. Redman, Mr. Fusco, Mr. Keegan and Mr. Eggleston have extensive experience in the management of public companies, and all have a commitment to excellence, prudent operations and promoting the interests of shareholders.

Given the experience of the executives, their proven track record of performance at AFC and the investment AFC and the Association have made in these individuals, their retention is important. AFC has taken a number of steps to further this goal, such as entering into employment contracts with each of the Named Executives, providing vesting periods for equity grants and awards, as well as retirement and change of control packages that provide meaningful incentives for the Named Executives to remain employed by AFC.

To a significant degree, the compensation program for the executive officers mirrors that utilized throughout most of AFC’s operations. The overall compensation of the Named Executives is tied directly to their obtaining clearly defined results in a prudent manner. Since their responsibility is to manage AFC, their performance objectives are related directly to AFC’s performance. This is accomplished through the

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Executive Incentive Plan, the equity-based compensation program and, to a lesser degree, the retirement program.

AFC believes that an effective way to ensure that the Named Executives advance the interests of the shareholders is to ensure that each of the executive officers is a significant shareholder. The Compensation Committee has established share ownership requirements applicable to its executives as a multiple of their base salaries. For example, the Chief Executive Officer is required to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to five (5) times his annual salary. Each of the other senior executive officers is required to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to three (3) times their respective annual salaries. Each of the remaining executive officers is to hold direct or indirect non-derivative shares of AFC Common Stock having a value, based upon the prior year’s average price per share of AFC Common Stock, equal to two (2) times their respective annual salaries. Excluded from the ownership requirements are outstanding AFC stock options so as to ensure that the executives have more than a mere hypothetical stake in AFC’s performance. While the policy contains a phase-in period to accommodate promotions or newly hired executives, the Chief Executive Officer and senior executive officers meet such requirements without regard to any phase in period. See the section entitled Security Ownership of Management commencing on page 34 for additional information regarding the investment of the Named Executives in AFC Common Stock. Through AFC’s equity-based incentive and retirement programs, the Named Executives also receive a substantial portion of their compensation in AFC Common Stock. The better AFC Common Stock performs for AFC’s shareholders, the higher the total compensation that is earned by the Named Executives.

The executive compensation program of AFC consists of four (4) primary elements: Base Salary, Short-Term Non-Equity Incentive Plan Compensation, Equity-Based Compensation, and Retirement Benefits. In addition, the Association provides medical benefits, life insurance and disability and other benefits common to all its full time employees. AFC and the Association also provide certain other benefits, or Perquisites, to the Named Executives. The Perquisites are considered an immaterial component of the overall program and are generally associated with furthering the business interests of AFC. AFC and the Association have each entered into employment agreements with each of the Named Executives. These agreements, which are discussed more fully below, impose certain obligations on and provide certain benefits to the Named Executives which extend beyond the terms of their employment.

In structuring its executive compensation program, AFC considers the before and after tax financial impact the elements of the program will have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as “the Code”, places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the Named Executives other than the Chief Financial Officer. AFC has previously submitted incentive compensation and other benefit plans to its shareholders for approval, when required, in order to preserve the potential deductibility of payments made to the Named Executives. AFC believes that the cash payments under its Executive Incentive Plan and performance-based restricted stock awards are not subject to the deduction limitations under Section 162(m); however, certain non-performance-based awards may be subject to this limit, depending on the aggregate amount of other non-performance-based compensation paid to a Named Executive in a particular year. As a result of the approval of such plans, and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not materially impact the financial condition or results of operations of AFC for the year ended December 31, 2012.

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Other than levels of compensation, an increased emphasis on the performance based components of compensation and the use of employment contracts, there are no material differences in the compensation or benefit policies applicable to the executive officers in comparison to other senior officers. A review of the incentive compensation programs utilized by AFC was conducted including, but not limited to, those in which the Named Executives participate. These programs were not found to present a material risk to AFC. The Compensation Committee believes that the difference in the levels of compensation among the executive officers is reflective of their roles and responsibilities within AFC, their experience in those roles and competitive compensation levels in the marketplace.

In January 2012, in view of AFC’s overall performance and the performance projected within its 2012 Business Plan, AFC announced an expense control initiative. A number of actions were taken in connection with such initiative, including the following:

(i)	AFC and the Association instituted a general salary freeze for executive and senior officers, exclusive of salary increases reflective of promotions and increased levels of responsibility. Other than in connection with promotions or increased levels of responsibility, the current senior executive officers had salary freezes in place from 2008 through the end of 2012.

(ii)	The Compensation Committee, based on recommendations of the executive officers, exercised its discretion to eliminate incentive payments for 2011 under the Executive Incentive Plan and the corporate incentive plan applicable to senior officers, even though certain thresholds for payment had been satisfied.

(iii)	The Compensation Committee, based upon recommendations of the executive officers, established performance targets for 2012 pursuant to the Executive Incentive Plan and the corporate incentive plan applicable to senior officers that would result in short term incentive payments for corporate performance pursuant to such plans for 2012 only if corporate performance was significantly superior to the performance contemplated by the business plan.

(iv)	The Compensation Committee, based on recommendations of the executive officers, determined not to aware annual equity grants to executive or senior officers for 2012. Those directors eligible to receive an annual grant of AFC Common Stock for 2012 pursuant to the terms of the 2007 Director Stock Plan waived their right to such grant.

(v)	All defined benefit pension plans of AFC and the Association, including the Directors’ Retirement Plan, the Employee Pension Plan, the Association Excess Benefit Plan and the Association Supplement Benefit Plan were frozen effective April 30, 2012.

(vi)	A total of approximately 142 current and planned positions were eliminated from AFC and the Association. Mr. Engelke retired as an employee of AFC and the Association effective March 15, 2012. Mr. Greenberg retired from the Association effective April 30, 2012. AFC and the Association also gave notice to certain executives that their respective employment agreements would not be renewed.

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In January 2013, after reviewing AFC’s financial performance compared to the goals established for 2012 pursuant to the Executive Incentive Plan and determining that such goals were not achieved, the Compensation Committee awarded no incentive payments for 2012 under the Executive Incentive Plan.

Consideration of Prior Say-on-Pay Votes

At its annual meeting of shareholders held in May 2011, AFC submitted to a vote of its shareholders the approval, on a non-binding basis, of the compensation of the named executive officers identified in the proxy materials for such meeting. Of the total votes cast on this proposal, 64.8% voted to approve, on a non-binding basis, the compensation of such named executive officers. A similar proposal was submitted to shareholders at the annual meeting held in May 2012. Of the total votes cast on this proposal, 70.3% voted to approve, on a non-binding basis, the compensation of the named executive officers identified in the proxy materials for such meeting. At the time the compensation for the named executive officers was established for 2012 and 2013, the Board and the Compensation Committee reviewed the results of the say-on-pay votes and considered these results, along with a variety of other factors, none of which was determinative when taken alone, in considering whether to make any adjustments to AFC’s compensation policies and practices.

The following details the components of AFC’s executive compensation program.

Base Salary

Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary levels are considered in conjunction with the short-term non-equity incentive plan compensation component of the executive compensation program.

During the period from 2008 through and including December 31, 2012. AFC and the Association did not implement across-the-board salary increases for current senior executives. Salaries for current senior executives for this period were increased only on a case-by-case basis, in recognition of promotions or increased responsibilities. This approach was taken because of the Board’s and the Compensation Committee’s belief that despite market conditions or individual performance of the Named Executives, salary increases were not appropriate in light of AFC’s overall performance. In 2010, Mr. Eggleston’s salary was increased 8.2% to reflect additional responsibilities undertaken in 2009 and prior years. In 2011, Mr. Redman’s salary increased 9.1% to reflect his expanding responsibilities and his promotion to President and Chief Executive Officer of AFC and the Association. In 2012, Mr. Keegan’s salary was increased 5.7% and Mr. Fusco’s salary increased 7.5% to reflect their respective promotions to senior executive vice president. For 2013, recognizing the need to keep the total cash compensation of the Named Executives competitive in the industry, the Board and the Compensation Committee have approved salary increases for the Named Executives of 3.33% for Mr. Redman, 3.00% for Mr. Fusco, 4.75% for Mr. Keegan, 3.00% for Mr. Eggleston and 18.75% for Mr. Honstedt.

AFC’s performance to a significant degree is dependent upon factors which, in the short-term, may be positively or negatively impacted by events outside of the control of management. Our operating results are dependent primarily on our net interest income, which is the difference between the interest earned on our assets and the interest paid on deposits and borrowings. Our earnings are particularly susceptible to changes in market interest rates and U.S. Treasury yield curves, government policies and

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the actions of regulatory authorities. Generally, the Compensation Committee seeks to balance these factors together with the performance of AFC and set base salary at a level which provides a reasonably competitive level of base compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term non-equity incentive plan compensation component of the total cash compensation program.

In determining whether the level of base salary and short term non-equity incentive plan compensation, or total cash compensation, is competitive, the Compensation Committee reviews information from a variety of sources. The Compensation Committee receives information and, from time to time, recommendations from management, has direct access to publications reflecting industry practices and, when the Compensation Committee deems necessary, selects and retains the services of compensation consultants. When compensation consultants are utilized for this purpose, such consultants report directly to the Compensation Committee. Although management necessarily assists the Compensation Committee during this process, controls are implemented to ensure that the consultants’ opinions and recommendations are reported directly to the Compensation Committee, independent of management.

These sources, taken together, are utilized ultimately to confirm that the level and structure of executive compensation, and that of other officers, are fair, competitive and reasonable. In reviewing information on compensation practices with regard to executive officers within the banking and thrift industry, the primary factors which influence salary and short-term non-equity incentive plan compensation levels are the size and complexity of the institution or business unit being managed, the marketplace in which the institution is located, the position held by the executive and the performance of the institution versus peers.

To determine whether or not base salary and short-term non-equity incentive plan compensation for 2012 were set at levels that were competitive, the Compensation Committee has relied primarily upon data supplied by its compensation consultants over time.

Generally, the Compensation Committee reviews Named Executives’ salary and cash incentive compensation for the ensuing year in December of each year at the same time as such matters are considered for all other officers of AFC and the Association. In conducting such review, the Compensation Committee considers the performance of AFC, the performance of each of the executive officers (based both on the directors’ own insights and discussions with Mr. Redman), the salary and compensation history of the Named Executives and both the proposed short-term non-equity incentive plan compensation targets for the coming year and proposed equity compensation grants.

In developing AFC’s Business Plan for 2012 during the fall of 2011, in light of continued weak economic performance, a challenging regulatory environment, continued difficulty in resolving non-performing loans in states involving judicial foreclosure, the current interest rate forecasts available to them and the impact the projected yield curve would have upon the performance of AFC and the Association, executive management determined and communicated to the Board and Compensation Committee that 2012 was expected to continue to be extremely challenging. The Business Plan was reviewed and approved by the Board.

On an organization-wide basis a salary increase target of 2.5% was established based in part upon survey data indicating projected salary increases of between 2.9% and 3.1% nationally. Among the surveys utilized were WorldAtWork 2011/2012 Salary Budget Survey, All Firms/Industries, Finance and

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Insurance, New York Metropolitan area and Mercer HR Consulting 2011/2012 U.S. Compensation Planning Survey, All Employees/All Industries.

The executive officers recommended to the Compensation Committee, for the fifth consecutive year, that no across-the-board salary increases be given to the Named Executives for 2012, with specific salary increases as provided above.

As a result of the foregoing, and based upon the recommendations of executive management, the Compensation Committee took the following actions:

(i)	the Named Executives were granted the specific salary increases described above in recognition of promotions or increased responsibilities, and no across-the-board salary increases were granted, and

(ii)	the incentive targets for use with the Executive Incentive Plan were established such that 2012 Business Plan performance would result in a 0% of target incentive payout for the Named Executives.

The financial performance for AFC for 2012, in light of the difficult economy, continued high unemployment, high operating costs and soft real estate markets nationally, did not meet the financial targets established under the 2012 Business Plan and, accordingly, no incentive bonuses were awarded for 2012. See Short-Term Non-Equity Incentive Plan Compensation below.

Short-Term Non-Equity Incentive Plan Compensation

Short-term non-equity incentive plan compensation consists of awards paid pursuant to the Executive Incentive Plan. This plan, which was most recently approved by the shareholders of AFC in 2009, is a performance-based plan. Annually, the Compensation Committee establishes, in advance, performance objectives. These performance objectives are derived from the business plan of AFC, which is reviewed and approved by the Board annually, and covers at least the ensuing two years. The compensation payable under the Executive Incentive Plan, while it may be reduced by the Compensation Committee in its discretion, is otherwise tied directly to the attainment of the pre-established performance objectives. The Executive Incentive Plan has been structured in this manner to maintain the tax deductibility to AFC of awards under this plan pursuant to Code Section 162(m). Therefore, the Compensation Committee has no discretion under this plan to reward performance by a particular Named Executive that may have favorably impacted AFC’s results disproportionately or reward performance that is not immediately captured in the financial performance matrix utilized.

As noted above, the Board and Compensation Committee of AFC recognize that the performance of AFC is substantially affected by the environment in which it operates, particularly interest rate movements and the shape of the yield curve. It is expected that its executives will maintain systems to monitor such environment and over time take steps to prudently manage the various risks that such environment presents. As a general matter, the Board and the Compensation Committee believe that, to be effective, the attainment of targets established under the Executive Incentive Plan should be both challenging, yet prudently attainable, so as not to encourage either imprudent risk taking or the sacrifice of long-term performance for short term gains.

During 2012 the executive officers, with the exception of Mr. Eggleston, had their non-equity compensation determined pursuant to the Executive Incentive Plan. Mr. Eggleston, as Chief Risk Officer,

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oversees the control functions of AFC and, therefore, the Compensation Committee believes that his incentive should not be tied to the financial performance of AFC. For 2012, as part of the cost saving initiatives implemented by AFC and as more fully described below, the Compensation Committee determined that no short term non-equity compensation would be paid to the executive officers, including Mr. Eggleston, and that this would be accomplished for executive officers other than Mr. Eggleston by establishing targets based upon corporate performance significantly superior to that reasonably attainable based upon AFC’s projected performance for 2012.

The Compensation Committee has received comments from the compensation consultants retained in previous years regarding the operation of the Executive Incentive Plan and has generally considered those comments in structuring performance targets pursuant to such plan. Among those comments was the proportion of each executive officer’s performance-based cash compensation to total cash compensation. The Compensation Committee, in establishing the performance targets, utilizes its discretion based upon all the information available to it. The Compensation Committee does not generally review specific peer data concerning the targets utilized by the Compensation Committee nor does it index the targets to peer performance. Members of the Compensation Committee are generally aware of the financial and total return performance of a number of peer and other banking related institutions at the time the performance targets are established, as this data is reported monthly by management at meetings of the Board. Among the institutions monitored were New York Community Bancorp, People’s United Financial, Inc., Washington Federal, Inc., First Niagara Financial Group, Inc., Provident Financial Services, Flushing Financial Corp., Dime Community Bancshares, Inc., Bank of America Corp., JPMorgan Chase & Co., Citigroup Inc., Wells Fargo & Company, PNC Financial Services Group, Inc., U.S. Bancorp, Bank of New York Mellon Corporation, Suntrust Banks, Inc., Capital One Financial Corp., BB&T Corporation, State Street Bank and Trust Company, Regions Financial Corp., Fifth Third Bancorp, KeyCorp, Northern Trust Company, M&T Bank Corporation, Comerica Bank, Zions Bancorporation, Huntington Bancshares Inc., Webster Financial Corp. and Valley National Bancorp. The specific criteria monitored are not, however, directly comparable to the performance measures utilized under the Executive Incentive Plan. Ultimately, the Compensation Committee exercises its discretion, based upon all information available to it, to establish the incentive targets applicable to the executive officers.

The Executive Incentive Plan for 2012 provided for a target incentive equal to seventy percent (70%) of base salary for the President and Chief Executive Officer, sixty percent (60%) of base salary for the senior executive officers, including Messrs. Fusco, Keegan and Eggleston, and fifty percent (50%) of base salary for each of the other executive officers, including Mr. Honstedt.

The performance measurements used for 2012 were return on average assets, referred to as ROA, and return on average equity, referred to as ROE, of AFC. A series of achievement levels was established for each measure, with each level assigned a percentage award ranging from zero percent (0%) to two hundred percent (200%). The zero percent (0%) award represented performance below what the Compensation Committee considered a reasonable threshold level of achievement. The ROA performance of AFC accounted for seventy five percent (75%) of the executives’ total incentives under the Executive Incentive Plan, while AFC’s ROE performance accounted for twenty five percent (25%) of such total.

The Compensation Committee believes that these performance measurements are over time, on an institution-wide basis, within the sufficient control of management and should be captured in the total returns provided to shareholders of AFC Common Stock.

Based upon the AFC’s 2012 Business Plan, target performance ranges were established for 2012 for both ROA targets and ROE targets. The targets were assigned a percentage between zero percent

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(0%) and two hundred percent (200%). At the time the ranges were established in January 2012, the Compensation Committee, consistent with past practice, also authorized certain specified adjustments to AFC’s ROA and ROE, as reported in accordance with U.S. generally accepted accounting principles, referred to as GAAP, in determining the ultimate performance under the Executive Incentive Plan. In such cases, typically, business plan assumptions are substituted for items that reflect changes in GAAP or are unknown, highly unpredictable or uncontrollable by management at the time the business plan for the coming year is developed or approved. The nature of the adjustments authorized for 2012 was generally consistent with adjustments authorized pursuant to the Executive Incentive Plan in previous years. These adjustments are detailed below.

To receive an incentive payout for 2012 of two hundred percent (200%), the ROA was required to exceed 1.20% and the ROE was required to exceed 15.00%. No award would be made if the ROA was below 0.48% and the ROE was below 6.00%. To receive a target level payout, the ROA was required to be equal to or between 0.80% and 0.8790% and the ROE was required to be equal to or between 10.00% and 10.90%.

The ultimate adjustments made to AFC’s GAAP net earnings and GAAP average shareholders’ equity for 2102 to arrive at adjusted ROA and adjusted ROE for purposes of determining the performance under the Executive Incentive Plan were as follows:

i)	gain on sale of securities was decreased by $6,000,000 to exclude a gain related to the sale of two issues of Freddie Mac perpetual preferred stock which had been written off in prior years as an impaired asset for book purposes;
ii)	general and administrative expenses were increased or decreased as follows to reflect business plan assumptions which were substituted for GAAP expenses as follows:
a)	stock based compensation expense was increased by $2,201,000;
b)	qualified and unqualified pension plan expenses were decreased by $936,000;
c)	ESOP expenses were increased by $573,000;
d)	expenses resulting from cost control initiatives during 2012 were increased by $241,000;

e)	FDIC deposit insurance premium expense was decreased by $5,363,000;
f)	other expenses were decreased by $1,212,000 to exclude an extinguishment of debt charge;

iii)	income tax expense was decreased by $326,000 to reflect the tax effects of the adjustments to net earnings set forth above;
iv)	average stockholders’ equity was decreased by $589,000 to reflect the adjustments to net earnings set forth above;
v)	average stockholders’ equity was decreased by $15,086,000 to reflect higher average accumulated other comprehensive loss assumed in the business plan; and
vi)	average stockholders’ equity was decreased by $1,590,000 to reflect higher average unallocated common stock held by the ESOP assumed in the business plan.

For fiscal year 2012, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan, certified that AFC’s financial performance goals resulted in overall 0% of target incentive payments based upon an adjusted ROA of 0.30% and an adjusted ROE of 4.12%.

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Equity-Based Compensation

The equity-based compensation portion of AFC’s and the Association’s compensation program consists of option grants and awards of restricted stock pursuant to the 2005 Stock Incentive Plan. In May 2005 the shareholders of AFC approved the 2005 Stock Incentive Plan and in May, 2011 approved an amendment to the 2005 Stock Incentive Plan. The purpose of the 2005 Stock Incentive Plan is to promote the growth and profitability of AFC, to provide certain key officers and employees of AFC and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in AFC.

Since 2006, the Compensation Committee has only granted restricted stock, and not options, to AFC’s executive officers. Through 2012, these restricted stock grants have been made in the form of restricted stock awards, referred to as RSAs, which have voting and dividend rights. Since RSAs consist of outstanding common shares, the dividend rate applicable to RSAs is the same rate applicable to AFC Common Stock outstanding generally. Commencing in January, 2013 the Compensation Committee, in addition to RSAs, began granting restricted stock in the form of performance-based restricted stock units, which will either fully or partially vest or not vest at all, depending on how AFC performs with respect to one or more financial targets as of a future point in time.

Since 2008, it has been the practice of AFC generally to award restricted stock to officers of the Association and AFC annually following the release of AFC’s prior fiscal year results in late January. These awards historically have been made to officers having the title of Vice President or higher. This totaled 76 officers as of January 31, 2011, the last award date prior to December 31, 2012. The Compensation Committee believes that this group of individuals has the greatest ability to impact the overall performance, and therefore the stock price, of AFC. As part of the 2012 expense reduction initiative discussed above, the Compensation Committee decided not to make annual restricted stock awards to this group of officers for 2012.

In July 2012, the Compensation Committee, in recognition of the growing importance of the Multi-Family/Commercial Real Estate Lending Group, referred to as the MF/CRE Group, as an essential business line and the resulting need to retain key employees, approved the one-time award of 137,000 RSAs to eight officers of the MF/CRE Group, including 40,000 RSAs to Mr. Honstedt.

On occasion, grants or awards may also be made at or near the time a new officer is hired, or at the time an officer is promoted to a position involving an enhanced degree of responsibility. In 2012,

18,000 shares of AFC Common Stock were awarded to such officers.

In all cases, the value ascribed to awards of restricted stock has been the closing price of AFC Common Stock on the NYSE on the date of the grant or award.

When awarded, the level of restricted stock granted to each officer, including the executive officers, is established at the discretion of the Compensation Committee. Among the specific factors considered in determining the level of grant for any particular officer was the overall cost and value of the awards and the officer’s rank, responsibilities and ability to impact the overall financial performance of AFC, the officer’s salary and the officer’s individual performance. Among the elements of individual performance and contribution considered by the Compensation Committee for each Named Executive were the extent to which such officer demonstrated leadership and motivational qualities, the effectiveness of such officer in managing operations within his areas of responsibility, such officer’s

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effectiveness in adapting to unforeseen circumstances, the extent to which such officer’s individual performance contributed to the AFC meeting its corporate goals for the year as compared to other executive officers, and how such officer’s individual performance measured up to the individual goals and objectives set at the beginning of the fiscal year. In the case of the Chief Executive Officer, the Compensation Committee also takes into account when making such awards the extent to which he succeeded in implementing AFC’s business plan, as well as how effectively he guided executive management in connection with AFC’s corporate performance goals.

See Security Ownership of Management commencing on page 25, the Summary Compensation Table commencing on page 46 and the 2012 Outstanding Equity Awards at Fiscal Year End Table on page 51 for further information regarding certain options and restricted stock outstanding with respect to the Named Executives.

Retirement Benefits

Retirement benefits are designed to provide for an adequate level of income to each participating employee following his or her retirement from AFC and the Association based upon compensation level and length of service. These benefits are also designed to support the goals and objectives of the remainder of the compensation program. Among those goals and objectives are the alignment of the interests of all retirement plan participants, including but not limited to the Named Executives, to that of the shareholders and the retention of participating employees.

Retirement benefits are provided through the ESOP, the Incentive Savings Plan, the Employees Pension Plan, the Association Excess Benefit Plan, referred to as the Excess Plan, and the Association Supplemental Benefit Plan, referred to as the Supplemental Plan. The Employees Pension Plan, the Excess Plan and the Supplemental Plan are referred to collectively as the DB Plans. Certain post-retirement benefits are also provided through the Association’s Retirement Medical and Dental Benefit Policy for Vice Presidents and above, referred to as the Post-retirement Medical Plan.

None of AFC’s or the Association’s DB Plans have benefit formulas which take into account compensation other than base salary. As a result, compensation derived from cash incentives, restricted stock and the exercise of stock options, which may vary substantially from year to year, does not affect benefit levels under these plans.

The retirement benefits have been developed over a number of years and, as a result, the relative importance and the focus of the various plans have shifted over time.

Increasingly over time, defined benefit plan expense has become extremely volatile and of a material magnitude. Increasingly, companies have moved from providing defined benefit based retirement programs to defined contribution programs which, while generally providing lower benefit levels, encourage employee participation in the retirement savings process while creating expense structures which are predictable and controllable. As part of the 2012 expense control initiative the DB Plans were frozen effective April 30, 2012.

The Employees Pension Plan is a qualified defined benefit plan. This plan, historically, was the primary retirement vehicle for the Association, which, when the plan was originally adopted in 1949 and until 1993, was a relatively small mutual thrift institution. The benefit formula under the Employees Pension Plan, which has evolved over time based primarily upon Code requirements, is based upon length

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of service and, prior to April 30, 2012, the average compensation level for the five years preceding retirement. The Employees Pension Plan was also amended effective April 30, 2012, to utilize the higher of the average of the five highest years of salary of a participant during the ten years immediately preceding retirement, or the annual rate of the participant’s salary as of April 30, 2012, whichever was greater.

As a tax qualified plan, the compensation level which can be considered in the benefit formula is capped (at $250,000 during 2012). As a result, the Employees Pension Plan, over time, failed to capture significant amounts of compensation in the benefit formula, at the higher salary and compensation levels within the Association.

In 1983, the Excess Plan, a non-qualified defined benefit plan, was instituted. This plan applies the Employees Pension Plan benefit formula to salary-based compensation above the Internal Revenue Service, or IRS, compensation limits.

The Association, in 1991, instituted the Supplemental Plan, also a non-qualified defined benefit plan, to maintain the then current benefit formula for a group of officers impacted by a reduction in the benefits formula under the qualified plan and, indirectly, the Excess Plan due to changes mandated under the Code. Mr. Redman is the only Named Executive who currently participates in the Supplemental Plan. Mr. Engelke participated in the Supplemental Plan until his retirement from AFC and the Association on March 15, 2012. The DB Plans are the primary retirement vehicles utilized by the Association that are not materially and directly tied to the performance of AFC Common Stock. AFC believes that the use of the DB Plans to provide a minimum level of retirement benefits for eligible Association employees is prudent given the magnitude of the reliance the ESOP places on the performance of AFC Common Stock. The DB Plans, however, continue not to capture within their benefit formulas cash compensation paid to the Named Executives pursuant to the Executive Incentive Plan or bonus compensation paid to other officers and employees.

See the discussion commencing on page 53 under the heading Additional DB Plan Information regarding the benefit formulas applicable to the DB Plans and the effect of the freezing of the DB Plans as of April 30, 2012.

In 1986, the Association implemented the Incentive Savings Plan, a defined contribution 401K plan. At the time it was implemented, the Incentive Savings Plan operated as a profit sharing plan pursuant to which employees received from the Association matching contributions, based upon their level of voluntary participation in the plan. The Incentive Savings Plan gave employees an incentive to save, helped provide for their retirement, provided certain tax benefits to participants, helped focus employees on the profitability of the Association and allowed employees to rollover vested balances if they left the Association’s employ prior to retirement age. The Incentive Savings Plan continues to be maintained and employees can continue to make voluntary contributions into the Incentive Savings Plan. From 1993 to through 2012, the Association and AFC made no contributions to the Incentive Savings Plan. In January 2013, the Association resumed making matching contributions equal to 50% of an employee’s contribution, up to a maximum of 3.0% of such employee’s eligible compensation.

The ESOP is a combination of a leveraged employee stock ownership plan established by the Association when it converted from mutual to stock form in 1993 and a leveraged employee stock ownership plan in existence at The Long Island Savings Bank, FSB, referred to as LISB, at the time of the merging of LISB into the Association in 1998 and implemented by LISB at the time of its mutual to stock conversion in 1994. A primary purpose of each institution in implementing an employee stock ownership

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plan was to instill an owner culture in a workforce that had previously operated in a mutual structure that lacked accountability to stakeholders or owners. Each employee stock ownership plan purchased with borrowed funds a block of the common stock issued in its sponsor’s conversion offering, to be allocated among eligible employees over the succeeding years as the borrowing was repaid. The value of the benefit provided, and its GAAP accounting cost, rise and fall with the performance of the stock purchased. There have been no subsequent stock purchases for either plan. The two employee stock ownership plans were combined in 2000 in order to offer a single, unified employee stock ownership plan benefit to all employees of the combined company. In order to achieve a uniform benefit structure, the outstanding loan for each plan was renegotiated to achieve a new payment and share allocation schedule. In order to secure the consent of the plans’ independent fiduciaries to this action, the Association committed to make certain additional cash contributions to the ESOP.

The renegotiation also established change of control protections for the participants of the ESOP. This provision was a key device in encouraging the retention of all participating employees, although with the passage of time its economic impact has been substantially reduced. The Board, management and the fiduciaries representing the interests of the ESOP’s participants believed that, in the event of a change of control, the value provided to shareholders would be as a result of the efforts, over time, of the employees of the Association and that any value generated within the AFC Common Stock then unallocated in the ESOP at that time should benefit such employees. As a result, the plan was amended to provide that in the event of a change of control, the ESOP must be terminated, the outstanding loan settled and the balance of the unallocated shares distributed to then current employee participants. As of December 31, 2012, using the closing price for AFC Common Stock as quoted on the NYSE on December 31, 2012, the value to be distributed would be approximately $3.1 million.

Current management projections indicate that the ESOP is expected to utilize all available unallocated shares during 2013. It is intended that AFC and the Association will not extend the use of the ESOP and will merge the ESOP into the Incentive Savings Plan.

See the Summary Compensation Table commencing on page 46 and Security Ownership of Management commencing on page 25 for further information regarding the ownership of AFC Common Stock by the Named Executives.

The Post-retirement Medical Plan provides executive and other senior officers and their spouses, if any, with medical and dental insurance coverage following such officers’ retirement from the Association at age 55 or older with at least 10 years of service. Based upon the officer’s age at retirement, the Association pays between fifty percent (50%) and one hundred percent (100%) of the premiums for such coverage. AFC views this plan as another vehicle to encourage the retention of its senior officers.

Perquisites

The executive officers are provided with certain perquisites detailed below. These perquisites are modest in cost and scope. See the section entitled Transactions with Certain Related Persons commencing on page 22 for a discussion of the Association’s Employee & Director Mortgage Loan Policy.

Other Banking Services

The Association provides to its employees, officers and directors routine retail banking services, including primarily checking, savings and certificate of deposit accounts. The Association from time to

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time waives, for such individuals, certain de minimis fees associated with such accounts. As these amounts are waived on a non-discriminatory basis to the Association’s employees generally, under SEC regulations, they are not included in the Compensation Tables for the directors or the Named Executives and are not considered to be related-party transactions.

Company-Provided Automobiles

All executive officers are provided with a company owned or leased automobile for their business and personal use. The Association pays the maintenance, insurance and licensing-related costs of the automobile, but not fuel costs. The value of this benefit, net of direct business usage, for which other employees are reimbursed, is included in the Summary Compensation Table commencing on page 46 under the All Other Compensation column.

Use of Corporate Aircraft and Other Travel-Related Expenses

AFC has a fractional ownership interest in a corporate aircraft for use by its executives for business purposes only. Personal use of the aircraft is not permitted. The use of this aircraft by the executives is viewed by AFC as integrally and directly related to their job performance. As a result, this use is not viewed as a perquisite as defined by SEC regulations.

AFC has a policy when Named Executives travel on business to allow the executives to be accompanied by their spouses. This benefit is utilized sparingly by the executives and is considered a perquisite. The estimated incremental cost of the spouse’s attendance is included in the Summary Compensation Table commencing on page 46 under the All Other Compensation column where such amount can be determined. In all cases, such benefit is immaterial to the compensation of the Named Executives. If a Named Executive is traveling on business utilizing the corporate aircraft and there is otherwise room available on the aircraft for the executive’s spouse to accompany the executive, the spouse may do so. As there is no incremental cost to AFC for the spouse accompanying the executive on such flight, no amount has been included in the Summary Compensation Table with respect to such usage. To the extent a commercial flight was utilized and AFC bore the cost of the spouse’s air travel, the cost of such air travel is included in the Summary Compensation Table commencing on page 46 under the All Other Compensation column. There was no use of AFC’s corporate aircraft by any such spouse in 2012.

Other Benefits

All senior officers, including the Named Executives, are offered the opportunity to have an annual physical examination at the Association’s expense. In the alternative, senior officers may consult their own physicians and submit the cost of such physical through the officer’s medical insurance coverage which is available to all full time employees. The Association will reimburse senior officers who consult their own physician the amount in excess of any medical insurance reimbursement less the amount the employee may receive pursuant to the employee’s medical flexible spending account, if any.

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Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(6)	Stock Awards ($)(7)	Non- Equity Incentive Plan Compen- sation ($)(8)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(9)	All Other Compen- sation ($)(10)	Total ($)
Monte N. Redman	2012	900,000	0	0	1,311,957	121,220	2,333,177
President and Chief	2011	862,789	2,261,736	0	1,097,934	271,739	4,494,198
Executive Officer	2010	825,000	1,555,970	222,750	917,327	238,273	3,759,320

Frank E. Fusco	2012	500,000	0	0	395,574	86,967	982,541
Senior Executive Vice	2011	465,000	716,130	0	317,889	170,348	1,669,367
President and Chief	2010	465,000	750,750	104,625	232,070	146,131	1,698,576
Financial Officer

Gerard C. Keegan	2012	575,000	0	0	276,903	88,478	940,381
Vice Chairman, Senior	2011	544,000	837,882	0	349,568	189,765	1,921,215
Executive Vice President and	2010	544,000	898,560	122,400	508,943	162,258	2,236,161
Chief Operating Officer

Alan P. Eggleston	2012	500,000	0	0	295,353	90,630	885,983
Senior Executive Vice President, Secretary and	2011	500,000	770,099	0	304,336	183,185	1,757,620
Chief Risk Officer (2)

Gary M. Honstedt	2012	400,000	397,600	0	0	51,761	849,361
Executive Vice President (3)

George L. Engelke, Jr.	2012	125,000	0	0	4,035,467	627,047	4,787,514
Executive (4)	2011	944,492	212,318	0	217,483	172,950	1,547,243
	2010	1,142,000	1,415,310	359,730	0	207,427	3,124,467

Arnold K. Greenberg
Executive Vice President (5)	2012	166,000	0	0	1,802,902	492,744	2,461,646

(1)	Except as otherwise noted, titles were held throughout 2012.
(2)	Mr. Eggleston was not a Named Executive for 2010.
(3)	Mr. Honstedt was not a Named Executive for 2010 or 2011.
(4)	During 2012, Mr. Engelke served in an executive capacity until his retirement as an employee of AFC and the Association on March 15, 2012. He continued to serve as Chairman of the Board and Chairman of the Board of Directors of the Association until his retirement from both positions on June 20, 2012. He is a Named Executive for 2012 even though he was not serving as an executive officer at December 31, 2012 because he was one of AFC’s most highly compensated executive officers in 2012.
(5)	Mr. Greenberg served as Executive Vice President of AFC and the Association until his retirement on April 30, 2012. He is a Named Executive for 2012 even though he was not serving as an executive officer at December 31, 2012 because he was one of AFC’s most highly compensated executive officers in 2012. He was not a Named Executive for 2010 or 2011.
(6)	Each of the Named Executives, except for Mr. Keegan, elected to contribute a portion of his salary into the Incentive Savings Plan for 2010, 2011 and 2012. While the Association is authorized to make matching contributions under the terms of the Incentive Savings

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Plan, it did not do so in 2010, 2011 or 2012. Each of the Named Executives also elected to contribute a portion of his salary into a medical flexible spending account. Participation in these plans is not discriminatory in favor of the Named Executives. Such contributions are included in the figures reported as salary.

(7)	This column represents the aggregate grant date fair value of restricted stock awards made to the Named Executives in 2010, 2011 and 2012 pursuant to the 2005 Stock Incentive Plan, as amended, which was previously approved by the shareholders of AFC. The fair value of restricted stock awards is calculated using the closing price of AFC Common Stock as quoted on the NYSE on the date of the award. For additional information, see Note 15 of Notes to Consolidated Financial Statements. For additional information regarding restricted stock held by the Named Executives, see the 2012 Outstanding Equity Awards At Fiscal Year-End Table on page 51.
(8)	This column represents the incentive bonus award payments made to the Named Executive for 2010, 2011 and 2012 pursuant to the Executive Incentive Plan, which plan was previously approved by the shareholders of AFC. For additional information, see the 2012 Grants of Plan-Based Awards Table on page 49.
(9)	This column represents the sum of the actuarial change in pension value in 2010, 2011and 2012 for Mr. Redman, Mr. Fusco, Mr. Keegan and Mr. Engelke, 2011 and 2012 for Mr. Eggleston and 2012 for Mr. Honstedt and Mr. Greenberg according to their respective participation in the DB Plans. For information regarding the assumptions used in determining the present value of such benefits, as well as additional information regarding the Named Executives’ participation in such plans, see the discussion commencing on page 53 under the heading Additional DB Plan Information and the 2012 Pension Benefits Table on page 55.
(10)	This column represents compensation amounts reportable with respect to the Named Executives for 2010, 2011 and 2012 pursuant to SEC regulations and not properly reportable in any other column of the Summary Compensation Table. AFC has not paid any tax gross-up amounts with respect to any compensation or benefits reflected in the Summary Compensation Table or otherwise. AFC does not allow Named Executives or other officers and employees to acquire AFC Common Stock at a discount. While the Association provides group life insurance coverage with respect to the Named Executives, such benefit is provided on a non-discriminatory basis to all full time employees of the Association and, therefore, has been excluded pursuant to SEC regulations, as have other group medical and health coverages. The following table sets forth additional detail regarding All Other Compensation amounts:

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All Other Compensation Table

Name	Year	Dividends Received on Restricted Stock Awards ($)(a)	AFC Common Stock Allocated Pursuant to the ESOP ($)(b)	Cash Allocated Pursuant to the ESOP ($)(c)	Severance Payments ($)(d)	Fees for Services as a Director, Earned or Paid in Cash ($)(e)	Perquisites and Other Personal Benefits ($)(f)	Total ($)
Monte N. Redman	2012	68,712	36,314	1,820			14,374	121,220
	2011	199,140	55,024	6,032			11,543	271,739
	2010	178,178	37,701	7,469			14,925	238,273

Frank E. Fusco	2012	32,807	36,314	1,820			16,026	86,967
	2011	93,395	55,024	6,032			15,897	170,348
	2010	82,076	37,701	7,469			18,885	146,131

Gerard C. Keegan	2012	40,263	36,314	1,820			10,381	88,778
	2011	119,261	55,024	6,032			9,448	189,765
	2010	106,203	37,701	7,469			10,885	162,258

Alan P. Eggleston	2012	34,912	36,314	1,820			17,584	90,630
	2011	103,400	55,024	6,032			18,729	183,185

Gary M. Honstedt	2012	5,700	36,314	1,820			7,927	51,761

George L. Engelke, Jr.	2012	6,010	28,498	1,428	443,346	60,000	87,765	627,047
	2011	94,739	55,024	6,032			17,155	172,950
	2010	143,993	37,701	7,469			18,264	207,427

Arnold K. Greenberg	2012	2,581	33,946	1,701	399,847		54,669	492,744

(a)	This column represents dividends paid during 2010, 2011 and 2012, respectively, to the Named Executives by AFC with respect to the AFC Common Stock previously awarded to the Named Executives as unvested restricted stock pursuant to the 2005 Stock Incentive Plan , as amended. Such dividends are, for federal and state tax purposes, treated as wages and as such are subject to tax withholding. The amount reflected is the gross amount paid before tax withholding.
(b)	This column represents the expense incurred by the Association with respect to AFC Common Stock allocated to the Named Executives as a result of their participation in the ESOP for 2010, 2011 and 2012, respectively. The ESOP is a qualified defined contribution plan subject to ERISA. The expense is calculated under GAAP based upon the number of shares allocated to the Named Executive times the average daily closing price of AFC Common Stock as quoted on the NYSE for 2010, 2011 and 2012, respectively. This amount does not equate to either the cash contribution made by the Association to the ESOP to obtain the release of such shares for allocation, nor the basis on which the Named Executives’ entitlement to such shares is determined. For further information regarding the ESOP, see the CD&A section of this Proxy Statement under the heading Retirement Benefits commencing on page 42.
(c)	This column represents an estimate of the cash allocated to the accounts of the Named Executives as a result of their participation in the ESOP for the 2010, 2011 and 2012 plan years, respectively, in the form of contributions and investment return. Excluded are amounts earned by the Named Executive in the form of dividends or interest on amounts previously allocated to the Named Executives’ accounts within the ESOP. For further information regarding the ESOP, see the CD&A section of this Proxy Statement under the heading Retirement Benefits commencing on page 42.
(d)	This column represents the severance payments provided to Messrs. Engelke and Greenberg by the Association upon their respective retirements.
(e)	This column represents the fees paid in cash to Mr. Engelke in consideration of his service as Chairman of the Board and Chairman of the Board of Directors of the Association from March 14, 2012 to June 20, 2012.
(f)	This column represents perquisites and other personal benefits incurred by AFC and the Association with respect to the Named Executives for the 2010, 2011 and 2012 fiscal years, respectively. For each of the Named Executives, such benefits consisted of the value of an automobile provided to each by the Association and utilized for non-business purposes. Automobiles are provided to the Named Executives by the Association, which the Named Executives may use for business purposes, commuting and for personal use. The amount included as a perquisite was determined based upon the total cost incurred by the Association for the automobile including annual depreciation, as well as insurance, registration and inspection fees and maintenance costs, less the cost the Association would have reimbursed the executive for business mileage had the executive used their personal automobile, adjusted positively or negatively for the gain or loss

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realized on any owned automobile traded in during the year, based upon the estimated salvage value established at the time the automobile was acquired. This amount represents the incremental cost of such automobiles to AFC and does not represent the amount of income attributable to the Named Executive for tax purposes as a result of the non-business use of such automobile. For a description of the policies of AFC with respect to providing automobiles to its executive officers, see the section under the CD&A entitled Perquisites commencing on page 44. In the case of Mr. Keegan, this column for 2012 also includes the amount reimbursed to him for a health examination. In the case of Messrs. Engelke and Greenberg, this column for 2102 also includes the fair market value of the automobile which had been provided for his use , title to which was transferred to each upon retirement, along with associated transfer taxes and registration fees, in the aggregate amounts of $76,038 and $47,539 respectively.

The following table sets forth information regarding bonus awards and equity grants for or during 2012 pursuant to the Executive Incentive Plan and the 2005 Stock Incentive Plan, respectively, made to the Named Executives during 2012. Pursuant to the terms of the Executive Incentive Plan, the Compensation Committee annually establishes an annual incentive for the executive officers of AFC. For a discussion of the goals and targets applicable for 2012, see the CD&A - Short-Term Non-Equity Incentive Plan Compensation commencing on page 38. Equity grants are made at the discretion of the Compensation Committee. For a discussion of the 2005 Stock Incentive Plan, see the CD&A-Equity Based Compensation commencing on page 41.

2012 Grants of Plan-Based Awards Table

Name	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			All Other Stock Awards: Numbers of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
		Thresh- old ($)	Target ($)	Maximum ($)
Monte N. Redman		31,500	630,000	1,260,000

Frank E. Fusco		15,000	300,000	600,000

Gerard C. Keegan		17,250	345,000	690,000

Alan P. Eggleston		1.00	300,000	600,000

Gary M. Honstedt	7/11/2012	10,000	200,000	400,000	40,000	397,600

George L. Engelke, Jr.		3,125	62,500	125,000

Arnold K. Greenberg		4,150	83,000	166,000

(1)	All grants of Non-Equity Incentive Plan Awards to the Named Executives were made pursuant to the Executive Incentive Plan. For additional information regarding the Executive Incentive Plan, see the CD&A section under the heading Short-Term Non-Equity Incentive Plan Compensation commencing on page 38. Grants to the Named Executives of equity-based awards during 2012 were

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made pursuant to the 2005 Stock Incentive Plan. For additional information regarding the 2005 Stock Incentive Plan, see the CD&A section under the heading Equity-Based Compensation commencing on page 41.

(2)	The amounts reflected under the Estimated Possible Payouts under Non-Equity Incentive Plan Awards columns reflect the incentive bonus program for the Named Executives for fiscal year 2012. The Threshold column reflects the minimum bonus which could be earned by the Named Executive earning any bonus. Performance of AFC below the specified level would result in no bonus. Mr. Eggleston’s compensation under the incentive bonus program for 2012 is based upon personal performance, and is set at the discretion of the Compensation Committee. The Target column and the Maximum column represent the amounts that would be earned had AFC performed at the one hundred percent (100%) payout and maximum payout percentages as specified under the goals established in connection with the Executive Incentive Plan for 2012. In January 2013, the Compensation Committee of AFC determined that AFC’s performance in 2012 did not meet the minimum threshold requirements, and therefore the Compensation Committee determined that no awards would be made under the Non-Equity Incentive Plan for 2012.
(3)	The amount reflected under the Grant Date Fair Value of Stock Awards column reflect the grant date fair value of the award computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions, which on a per share basis is equal to the closing price per share of AFC Common Stock as quoted on the NYSE on the date of the grant, which was $9.94 per share on July 11, 2012. The Named Executives paid no consideration for these awards other than for services rendered in performing their duties and responsibilities as executive officers.

The following table provides information on the current holdings of stock options and restricted stock awards by the Named Executives as of December 31, 2012. This table includes unexercised vested option grants and unvested restricted stock awards. Each equity grant or award outstanding at fiscal year end is shown separately for each Named Executive. There were no unvested options outstanding as of December 31, 2012. The vesting schedule for each grant or award is shown following this table, based on the option grant or restricted stock award date. The market value of the restricted stock awards is based on the closing market price per share of AFC Common Stock as quoted on the NYSE on December 31, 2012, or $ 9.36. For additional information about the option grants and restricted stock awards, see the CD&A - Equity-Based Compensation commencing on page 41.

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2012 Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards				Stock Awards
Name	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Award Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Monte N.	12/17/2003	130,500	24.4000	12/16/2013	01/28/2008	55,900	523,224
Redman	12/15/2004	180,000	26.6267	12/14/2014	02/02/2009	34,190	320,018
					02/01/2010	47,876	448,119
					01/31/2011	59,064	552,839
					07/01/2011			65,000	608,400

Frank E.	12/17/2003	46,800	24.4000	12/16/2013	01/28/2008	22,400	209,664
Fusco	12/15/2004	60,900	26.6267	12/14/2014	02/02/2009	16,972	158,858
					02/01/2010	23,100	216,216
					01/31/2011	30,174	282,429

Gerard C.	12/17/2003	102,000	24.4000	12/16/2013	01/28/2008	32,700	306,072
Keegan	12/15/2004	144,000	26.6267	12/14/2014	02/02/2009	19,904	186,301
					02/01/2010	27,648	258,785
					01/31/2011	35,304	330,445

Alan P.	12/17/2003	88,500	24.4000	12/16/2013	01/28/2008	26,400	247,104
Eggleston	12/15/2004	120,000	26.6267	12/14/2014	02/02/2009	16,362	153,148
					02/01/2010	24,840	232,502
					01/31/2011	32,448	303,713

Gary M.					02/16/2011	5,000	46,800
Honstedt					07/11/2012	40,000	374,400

George L.	12/17/2003	315,000	24.4000	03/18/2013
Engelke, Jr.	12/15/2004	397,500	26.6267	03/18/2013

Arnold K.	12/17/2003	94,500	24.4000	05/01/2013
Greenberg	12/15/2004	132,000	26.6267	05/01/2013

(1)	The following table details the vesting date for all outstanding stock options held by the Named Executives as of December 31, 2012, based upon the grant date of such option:

Option Grant Vesting Schedule

Grant Date	Vesting Date
12/17/2003	12/22/2005
12/15/2004	12/22/2005

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(2)	The following table details the vesting date for all outstanding restricted stock awards held by the Named Executives as of December 31, 2012, based upon the award date of such restricted stock:

Restricted Stock Award Vesting Schedule

Award Date	Vesting Date (a)
1/28/2008	1/28/2013
2/2/2009	12/15/2009
2/1/2010	12/14/2010
1/31/2011	12/14/2011
2/16/2011	12/14/2011
7/1/2011	6/30/2016
7/11/2012	7/10/2013

(a)	Shares awarded to the Named Executives vest (i) 100% on the date indicated above for those shares awarded on January 28, 2008, and (ii) 20% per year of the awarded shares commencing on the vesting date set forth above and on the anniversary thereafter as to those shares awarded on February 2, 2009, February 1, 2010 and January 31, 2011, respectively. The balance of the restricted stock award to Mr. Honstedt on February 16, 2011 vests on December 16, 2013. The restricted stock award to Mr. Honstedt on July 11, 2012 vests 20% on July 10, 2013, 30% on July 10, 2014 and 50% on July 10, 2015. In addition to the dates indicated, all restricted stock awards, except the restricted stock granted to Mr. Redman on July 1, 2011, would vest early upon death or disability. The restricted stock award to Mr. Redman on July 1, 2011 vests on June 30, 2016, subject to continued service and satisfaction of performance goals through June 30, 2016. The performance goals include meeting or exceeding a 12% compound annual growth in tangible book value of Shareholders’ Equity per common shares, adjusted for cash common dividends, by the conclusion of the five year period. In the event of death or disability prior to vesting, such shares will remain outstanding subject to satisfaction of the performance and vesting conditions. All restricted stock awards indicated would also vest in the event of a change of control of either AFC or the Association.

The following table provides information, for the Named Executives, regarding the number of shares acquired upon vesting, and the value realized before their payment of any applicable withholding tax and broker commissions.

2012 Stock Vested

Stock Awards
Name	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(1)
Monte N. Redman	108,116	1,015,893
Frank E. Fusco	48,380	455,676
Gerard C. Keegan	68,296	640,663
Alan P. Eggleston	59,198	555,153
Gary M. Honstedt	5,000	46,900
George L. Engelke, Jr.	42,800	393,332
Arnold K. Greenberg	16,600	152,554

(1)	Value realized is calculated by multiplying the number of shares of AFC Common Stock which vested by the closing price per share of AFC Common Stock as quoted on the NYSE on the date of vesting.

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Additional DB Plan Information

The following table sets forth information on the pension benefits for the Named Executives under each of the following pension plans:

Employees Pension Plan. The Employees Pension Plan is a funded and tax qualified retirement program that covers approximately 4,250 eligible employees and retirees of the Association and its predecessors as of December 31, 2012. As applicable to the Named Executives, the plan provides benefits based on a formula that takes into account a portion of the executive’s earnings for each fiscal year, subject to applicable IRS limitations. Since 1992, the formula provides for a normal benefit accrual for each year of service (up to a maximum of 30 years) equal to 1.00% of the executive’s average base salary over the 5 years immediately preceding retirement up to “covered compensation” and 1.6% of such average base salary in excess of “covered compensation.” “Covered compensation” varies based upon a participant’s normal retirement date based upon changes in the average of the Social Security taxable wage bases. Effective April 30, 2012 a participant’s normal annual benefit will be the greater of his or her benefit under the formula above, or his or her benefit under such formula using his or her annual rate of base salary as of April 30, 2012 in lieu of the average base salary. No additional service credit is provided for service beyond April 30, 2012. The executive’s annual earnings taken into account under this formula include base salary, but may not exceed an IRS-prescribed limit applicable to tax-qualified plans ($250,000 for 2012). As an example, utilizing covered compensation of $67,200 for an employee who reached normal retirement age in 2012 and giving effect to the freezing of the Pension Plan as of April 30, 2012, the maximum incremental normal annual benefit an executive could have earned toward his total pension payments under this plan was $1,199, payable after retirement as described below.

The accumulated benefit an employee earns over his or her career with the company is payable starting after retirement on a monthly basis for life with a guaranteed minimum term of 10 years. The normal retirement age as defined in the Employees Pension Plan is 65. Employees with at least 10 years of service who have retired and reached age 55, may elect to receive benefits commencing before the normal retirement date at a reduced amount. Currently, Mr. Keegan, Mr. Redman and Mr. Eggleston are eligible for early retirement. The benefit reduction is based upon a table of simplified option factors used to convert the benefit at normal retirement age to the reduced amount. On average, the reduction equates to approximately an 8.2% discount per year for each year retirement is accelerated prior to normal retirement age. Similarly, retirees with at least 10 years of service may receive an enhanced benefit if they defer the receipt of their benefit beyond their 65th birthday. For those individuals retiring after April 30, 2012, the enhanced benefit will be limited to those increases required by law. These retirees are entitled to the greater of their normal retirement benefit as of their normal retirement age, increased to reflect the delay of payment, and the normal retirement benefit as of the date of their retirement.On average, the increase prior to April 30, 2012 equates to approximately a 10.5% enhancement per year that retirement is deferred beyond normal retirement age. Mr. Engelke and Mr. Greenberg each began receiving an enhanced benefit following his retirement as an employee of the Association in 2012, at ages 73 and 71, respectively. As a result, Mr. Engelke became eligible for a benefit under the Employees Pension Plan equal to approximately 2.2 times his normal retirement benefit in effect as of November 2003, and Mr. Greenberg became eligible for a benefit under this plan equal to approximately 1.9 times his normal retirement benefit in effect as of October 2005. The value of their remaining accumulated benefits under this plan in the 2012 Pension Benefits Table below include the values of this increased benefit now that they have retired. In addition, the Employees Pension Plan provides for spousal joint and survivor annuity options.

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Benefits under the Employees Pension Plan are subject to the limitations on annual benefits imposed under Section 415 of the Code. The Section 415 limit for 2012 is $195,000 per year for a single life annuity payable at an IRS-prescribed retirement age. This ceiling may be actuarially adjusted in accordance with IRS rules for items such as employee contributions, other forms of distribution and different annuity starting dates.

Effective April 30, 2012 the Employees Pension Plan has been frozen such that no new participants can be added, and existing participants will receive no further benefit service credit, compensation credit, or other accrued benefit increases except for additional service credits which may affect a participant’s vesting or early retirement eligibility, or as otherwise required by law to maintain the tax-qualified status of such plan.

Supplemental Plan. The Association in 1991 adopted the Supplemental Plan, a non-qualified plan for tax purposes. The Supplemental Plan, at the time of its adoption, applied to a specified group of 30 officers of the Association. Three participants remain in the employ of the Association. Mr. Redman is the only Named Executive participant. Mr. Keegan, Mr. Fusco, Mr. Eggleston and Mr. Honstedt do not participate in this plan. Mr. Engelke and Mr. Greenberg participated in the Supplemental Plan until their respective retirements as employees of AFC and the Association in 2012, and each received a lump sum payment of accrued benefits under the Supplemental Plan. The Supplemental Plan was adopted to preserve for the participating employees the benefit formula that had been in effect pursuant to the Employees Pension Plan prior to the adoption of the Supplemental Plan at which time the Employees Pension Plan formula was amended and reduced. The Supplemental Plan is unfunded and is not qualified for tax purposes.

The benefit payable under the Supplemental Plan is calculated and compared to the benefit payable under the Employees Pension Plan and Excess Plan. The participant receives, under the Supplemental Plan, the shortfall, if any, in the Employees Pension Plan and Excess Plan benefit. The Supplemental Plan formula provides for an annual benefit equal to 60% of the participant’s average base salary over the 5 years immediately preceding retirement less 67% of the participant’s primary Social Security benefit times a number equal to years of service divided by 30 (but not greater than 1).

Pursuant to the Supplemental Plan, normal retirement age is defined as age 65. Employees may receive a reduced benefit under the Supplemental Plan upon early retirement at or after age 55 with at least 10 years of service. In addition, participants with at least 10 years of service may receive an enhanced benefit if they defer receipt of their benefit beyond their 65th birthday. For those individuals retiring after April 30, 2012, the enhanced benefit will be limited to those increases required by law under the Employees Pension Plan. These retirees are entitled to the greater of their normal retirement benefit as of their normal retirement age, increased to reflect the delay of payment, and the normal retirement benefit as of the date of their retirement. On average, the increase prior to April 30, 2012 equates to approximately a 10.5% enhancement per year that retirement is deferred beyond normal retirement age. Mr. Engelke received an enhanced benefit Under the Supplemental Plan following his retirement at age 73, equal to approximately 2.2 times his normal retirement benefit in effect as of November 2003, and Mr. Greenberg received an enhanced benefit following his retirement at age 71, equal to approximately 1.9 times his normal retirement benefit in effect as of October 2005. All of the Named Executives, prior to January 1, 2009, elected to receive their Supplemental Plan benefit, if any, in a lump sum at retirement, calculated to be actuarially equivalent to the benefit they would have received had they received a benefit in the same form as under the Employees Pension Plan.

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Effective April 30, 2012, the Supplemental Plan has been frozen such that participants will receive no further benefit service credit, compensation credit or other accrued benefit increase.

Excess Plan. The Excess Plan, which was adopted in 1983, is not qualified for tax purposes. Participants in this plan include those participants in the Employees Pension Plan whose compensation exceeds the limitations established under the Code. Benefits payable under the Excess Plan are equal to the excess of (1) the amount that would be payable in accordance with the terms of the Employees Pension Plan disregarding the limitations imposed pursuant to Sections 401(a)(17) and 415 of the Code over (2) the pension benefit actually payable under the Employees Pension Plan taking the Sections 401(a)(17) and 415 limitations into account. All of the Named Executives except Mr. Honstedt, prior to January 1, 2009, elected to receive their Excess Plan benefit in a lump sum at retirement, calculated to be actuarially equivalent to the benefit they would have received had they received a benefit in the same form as under the Employees Pension Plan.

Mr. Engelke and Mr. Greenberg retired as employees of AFC and the Association in 2012, and each received a lump sum payment of accrued benefits under the Excess Plan. These lump sum payments included enhanced benefits for late retirement, under the terms of the Employees Pension Plan discussed above. These enhancements resulted in an Excess Plan benefit for Mr. Engelke of approximately 2.2 times his normal retirement benefit in effect as of November 2003, and an Excess benefit for Mr. Greenberg of approximately 1.9 times his normal retirement benefit in effect as of October 2005.

Effective April 30, 2012 the Excess Plan has been frozen such that no new participants can be added, and existing participants will receive no further service credit, compensation credit or other accrued benefit, except for additional service credits which may affect a participant’s vesting or early retirement eligibility.

The amounts reported in the Pension Benefits Table below equal the present value of the accumulated benefit at December 31, 2012 for the Named Executives under each of the DB Plans. The accumulated benefit calculation is based upon certain assumptions which are discussed in Note 14 of Notes to Consolidated Financial Statements. The calculation assumes service and base salary earned through April 30, 2012, when the plans were frozen. The present value assumes the executive will begin to receive retirement benefits at age 65 (or immediately, if the executive is already over 65 years of age). Age 65 is the earliest age executives can receive benefits without a reduction in benefits. The interest rate assumption used to calculate the present value varies by plan, based upon the age of the participants and the resulting projected benefit payouts of the plan in the aggregate. For the Employees Pension Plan, the interest rate assumption is 3.77%, while for both the Excess Plan and the Supplemental Plan the interest rate assumption is 3.49%. The post-retirement mortality assumption is based upon the IRS 2012 static mortality table.

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2012 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Monte N. Redman	Employees Pension Plan	34 years 11 months	1,301,447	0
	Excess Plan	34 years 11 months	4,066,130	0
	Supplemental Plan	34 years 11 months	705,382	0

Frank E. Fusco	Employees Pension Plan	22 years 6 months	590,264	0
	Excess Plan	22 years 6 months	784,054	0

Gerard C. Keegan	Employees Pension Plan	41 years 1 month	1,424,235	0
	Excess Plan	41 years 1 month	2,160,594	0

Alan P. Eggleston	Employees Pension Plan	18 years 5 months	704,397	0
	Excess Plan	18 years 5 months	900,496	0

Gary M. Honstedt	Employees Pension Plan	1 year 10 months	48,256	0
	Excess Plan	1 year 10 months	34,706

George L. Engelke, Jr.	Employees Pension Plan	40 years 9 months	0	135,260
	Excess Plan	40 years 9 months	0	7,251,491
	Supplemental Plan	40 years 9 months	0	2,311,741

Arnold K. Greenberg	Employees Pension Plan	32 years 4 months	0	101,873
	Excess Plan	32 years 4 months	0	2,077,138
	Supplemental Plan	32 years 4 months	0	920,427

(1)	The number of years of credited service for benefit accrual purposes is capped at 30 years. For the Supplemental Plan, if a participant takes early retirement, his benefit is reduced by a fraction the numerator of which is his actual years of credited service (without reference to any cap) and the denominator is his projected years of credited service at normal retirement age. Under such Plan, the only augmentation that occurs for service beyond normal retirement age is the result of any potential base salary increases which the executive may receive during this period.
(2)	As described under Additional DB Plan Information above, the amounts for Messrs. Engelke and Greenberg reflect the value of enhanced benefits for the late retirement under each of the retired plans.
(3)	The amount included for the Employees Pension Plan for Mr. Engelke includes $72,000 distributed to his former spouse. As described under Additional DB Plan Information above, the payments to Messrs. Engelke and Greenberg include the value of enhanced benefits for late retirement under each of the retirement plans.

As noted above, the Supplemental Plan only provides a benefit if it exceeds the benefit that is payable pursuant to the terms of the Employees Pension Plan and the Excess Plan.

Other Potential Post-Employment Payments

As noted in the CD&A, AFC and the Association have entered into employment agreements with each of the Named Executives. Mr. Engelke and Mr. Greenberg, were parties to such employment agreements prior to their respective retirements as employees of AFC and the Association. The

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employment agreements each provide for a three-year term. The Association’s employment agreements each run from the first day of January. Prior to January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be three (3) years. The agreements with AFC automatically extend daily so as to maintain their original term, unless written notice of non-renewal is given by the Board. Extensions of the employment agreements are capped so that the term of each agreement will not extend beyond the 75th birthday of the Named Executive.

The employment agreements provide for minimum salaries and the Named Executives’ participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the Named Executives, director and officer liability insurance and will indemnify the Named Executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for the maximum period allowed by applicable law beyond the termination of such agreements.

The employment agreements provide for termination of each of the Named Executives’ employment at any time by AFC or the Association with or without cause. Each Named Executive would be entitled to severance benefits in the event the Named Executive’s employment terminates (1) as a result of the Named Executive’s resignation for “good reason” due to AFC’s or the Association’s respective (A) failure to re-elect the executive to his current positions; (B) failure by whatever cause to vest in the Named Executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive’s base salary or other change to the terms and conditions of the executive’s compensation and benefits which either individually or in the aggregate, as to such Named Executive, has a material adverse effect on the aggregate value of the total compensation package provided to such Named Executive (other than, for purposes of Mr. Honstedt’s agreements, a change that generally applies to similarly situated employees); or (D) relocation of the Named Executive’s principal place of employment outside of Nassau or Queens Counties of New York (or, for purposes of Mr. Honstedt’s agreements, such a relocation that increases his one-way commuting distance by more than fifty miles); or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) death; (D) long term disability; or (E) expiration of the term of the employment agreement.

The Named Executives agree that for a period of one year following termination of their employment, or the remaining contract term, whichever is less, they will not accept employment and will not serve as an officer, employee, consultant, director or trustee to any banking or thrift institution with an office or an application pending to open an office in any city, town or county in which AFC or the Association have an office, unless they resign their employment for “good reason” as discussed in the preceding paragraph or if their employment terminates as a result of disability, and in such instance, following notice, AFC does not offer to retain the Named Executive in a comparable position. In addition, the Named Executives agree in all cases to keep confidential and not use for their own benefit or the benefit of anyone else other than AFC any material non-public documents or information obtained while employed by AFC, unless required by law, until such time as the document or material is either no longer material or is otherwise publicly available through no fault of the executive. They agree, for a period of one year following their termination, not to solicit for employment, or to provide any advice or recommendations to a third party, regarding any officer or employee of AFC or the Association with respect to any bank, thrift or other financial institution in the business of accepting deposits or making loans in areas were AFC or the Association is located. They also agree, for a period of one year following

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their termination, not to solicit or otherwise seek to encourage any customer of AFC or the Association to terminate their relationship with AFC or the Association.

In situations where a Named Executive would have been entitled to severance benefits, the severance benefits to which the Named Executive would have been entitled include:

i)	continued life, medical and disability insurance benefits for the remainder of the contract term (three (3) years for Messrs. Redman, Keegan, Fusco and Eggleston, and two years (2) years for Mr. Honstedt) at no cost to the executive (During their employment, the executives contribute to their medical coverage on the same basis as all salaried employees of the Association based upon the coverage selected);
ii)	a lump sum payment equal to the base salary the executive would have earned during the remainder of the contract term;
iii)	a lump sum payment equal to potential incentive compensation the executive could have earned during the remainder of the contract term (three (3) times the maximum incentive bonus available pursuant to the Executive Incentive Plan for Messrs. Redman, Keegan, Fusco and Eggleston, and two (2) times this target for Mr. Honstedt) - See the 2012 Grants of Plan-Based Awards Table on page 49 and the CD&A - Short-Term Non-Equity Incentive Plan Compensation commencing on page 38 for a discussion of the manner in which incentive awards under the Executive Incentive Plan are calculated);
iv)	Named Executives other than Mr. Honstedt would be entitled to a payment equal to the present value of certain enhanced pension benefits (This amount is calculated by taking the present value of the difference between the pension benefits to which the executive is entitled under the DB Plans and a hypothetical benefit which the executive would be entitled to under such plans making the following assumptions: (a) the executive receives additional service credit through the remainder of the contract term (three (3) years) and (b) the lump sum payments payable under paragraphs (ii) above and (viii) below are added to the executive’s compensation in the year of the executive’s termination); as service or compensation increases after April 30, 2012 are not recognized under the DB Plans, this benefit for a termination after that date is generally $0. Based upon benefit payment elections made by the Named Executives pursuant to the Supplemental Plan and the Excess Plan any such payment would be made in a lump sum;
v)	Named Executives other than Mr. Honstedt would be entitled to a lump sum equal to the employer contributions the executive would have received under defined contribution plans of AFC and the Association during the remainder of the contract term (at this time, AFC and the Association make employer contributions to the ESOP, but not to the Incentive Savings Plan, so this would include three (3) times the ESOP allocations made to the executive in his last full year of employment); as discussed above under the CD&A – Retirement Benefits commencing on page 42, AFC and the Association expect that the loans under the ESOP will be repaid in 2013, and thus the ESOP component of the severance payment may be eliminated for future terminations; also as discussed above under the CD&A – Retirement Benefits, effective January 1, 2013, the Association instituted a matching program under its Incentive Savings Plan; under this program, the Association matches 50% of each participant’s contributions to that plan up to 3% of annual compensation recognizable under that plan (up to $255,000 for 2013) as of January 1, 2013, that matching program will be used as the basis for future severance benefits under this aspect of the employment agreements;
vi)	accelerated vesting of all outstanding option grants and restricted stock awards;

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vii)	director and officer liability insurance coverage and AFC’s agreement to indemnify the Named Executives to the fullest extent authorized by Delaware law for the maximum period allowed by applicable law following termination of the contract; and
viii)	at the election of either AFC or the Association, a cash settlement of all outstanding options and restricted stock awards.

In the event of termination of employment due to disability, the Named Executives are entitled to the following enhanced termination–related benefits:

i)	The Named Executive’s base salary is paid for up to one (1) full year following the Named Executive becoming disabled;
ii)	The Named Executive, pursuant to the terms of the Executive Incentive Plan, is entitled to receive a prorated bonus, based upon AFC’s attainment of the established performance goals for the plan year; and
iii)	The stock option grants and restricted stock awards provided to the Named Executives all provide for accelerated vesting in the event of disability.

In the event of termination of employment due to death, the Named Executives are entitled to the following enhanced termination-related benefits:

i)	The Named Executive’s estate, pursuant to the terms of the Executive Incentive Plan, is entitled to receive a prorated bonus, based upon AFC’s attainment of the established performance goals for the plan year; and
ii)	The stock option grants and restricted stock awards provided to the Named Executives all provide for accelerated vesting in the event of death.

On March 15, 2012, Mr. Engelke retired as an employee of AFC and the Association. In consideration of such retirement, AFC and the Association agreed to a cash payment to Mr. Engelke in the amount of $443,346 and transferred to Mr. Engelke title to the automobile that had been provided for his personal and business use. On March 23, 2012 the Board and the Board of Directors of the Association established an annual retainer for Mr. Engelke as Chairman of the Board and Chairman of the Board of Directors of the Association in the aggregate amount of $180,000, effective as of March 23, 2012. On June 20, 2012, Mr. Engelke retired as Chairman of the Board and Chairman of the Board of Directors of the Association.

On April 30, 2012, Mr. Greenberg retired as an employee of AFC and the Association. In consideration of such retirement, AFC and the Association agreed to a cash payment to Mr. Greenberg in the amount of $399,847 and transferred to Mr. Greenberg the title to the automobile which had been provided for his personal and business use.

As of December 31, 2012, the amounts of the Named Executives’ termination-related benefits, excluding those termination-related benefits that are not discriminatory in favor of the Named Executives, such as group life insurance or disability insurance payments, are estimated to be as follows:

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Name(1)	Nature of Payment	Disability Payment ($)(2)	Payments upon Death ($)(3)	Severance Payment ($)(4)
Monte N. Redman	Salary	759,708		2,700,000
	Bonus	314,246	0	1,890,000
	Value of Enhanced Pension (5)			0
	Value of ESOP Benefit			114,402
	Welfare Benefit Payment			18,287
	Acceleration of Restricted Stock (6)	2,452,601	2,452,601	2,452,601

Frank E. Fusco	Salary	360,208		1,500,000
	Bonus	149,641	0	900,000
	Value of Enhanced Pension (5)			0
	Value of ESOP Benefit			114,402
	Welfare Benefit Payment			91,545
	Acceleration of Restricted Stock (6)	867,167	867,167	867,167

Gerard C. Keegan	Salary	435,114		1,725,000
	Bonus	172,087	0	1,035,000
	Value of Enhanced Pension (5)			0
	Value of ESOP Benefit			114,402
	Welfare Benefit Payment			7,745
	Acceleration of Restricted Stock (6)	1,081,604	1,081,604	1,081,604

Alan P. Eggleston	Salary	360,208		1,500,000
	Bonus	149,641	0	900,000
	Value of Enhanced Pension (5)			0
	Value of ESOP Benefit			114,402
	Welfare Benefit Payment			26,226
	Acceleration of Restricted Stock (6)	936,468	936,468	936,468

Gary N. Honstedt	Salary	260,333		800,000
	Bonus	119,713	0	400,000
	Value of Enhanced Pension (5)			0
	Value of ESOP Benefit
	Welfare Benefit Payment			5,652
	Acceleration of Restricted Stock (6)	421,200	421,200	421,200

George L. Engelke	Severance			443,346
	Automobile			76,038

Arnold K. Greenberg	Severance			399,847
	Automobile			47,539

(1)	Mr. Engelke and Mr. Greenberg retired as employees of AFC and the Association prior to December 31, 2012. As a result, only benefits actually paid or accrued by them in connection with their retirements are included in this table. Mr. Engelke and Mr. Greenberg received payment of pension benefits as described in the 2012 Pension Benefits Table above, and participate in health related welfare benefits pursuant to the Post-retirement Medical Plan described below.
(2)	Assumes the Named Executive became disabled on December 31, 2012 and is terminated from employment on June 30, 2013. A disabled Named Executive would initially be entitled to receive up to 26 weeks of New York State statutory disability benefits, followed by long-term disability benefits under the Association’s welfare benefit program available to all salaried employees. AFC’s contracts with the Named Executives provide that AFC may, under applicable circumstances, terminate the Named Executive’s employment for disability and continue to pay the Named Executive’s salary for an additional six (6) months. One of these circumstances arises if the disability prevents the Named Executive from performing assigned duties on a substantially full-time basis for a period of 180 days. The number reflected in the Disability Payment column under the Salary heading is the present value of the net salary payable to the Named Executive for six (6) months of employment and another six (6) months of disability severance, after taking into consideration the New York State statutory disability benefits and long-term disability benefits to which the Named Executive is entitled during those periods. The number reflected under the Bonus heading is the present value of a bonus for the year 2013, paid at the end of 2013, and prorated for employment through the first half of the year, assuming that target goals for 2013 bonuses are attained.

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(3)	Assumes the Named Executive died on December 31, 2012 Upon termination of employment for death, a Named Executive’s estate is entitled to a bonus for the year of death, pro-rated for the period of employment during that year, and subject to the attainment of the performance goals for that year. The Number reflected under the Bonus heading of the Payments upon Death column is the actual bonus paid to the Named Executive for 2012 since the prorated bonus would cover the entire twelve (12) month period.
(4)	Severance payments are calculated assuming the Named Executive’s employment was terminated as of December 31, 2012. All Named Executives, with the exception of Mr. Fusco, who does not yet meet the age requirement for vesting, would upon termination be eligible to receive health related welfare benefits pursuant to the Post-retirement Medical Plan discussed below. The numbers reflected for Mr. Engelke and Mr. Greenberg represent amounts actually paid to them in connection with their retirement in 2012, including a one-time cash severance payment and the fair market value of the automobile which had been provided for each executive’s use, title to which was transferred to him upon his retirement, along with associated transfer taxes and registration fees.
(5)	The figure provided for the Value of Enhanced Pension represents an estimate of the present value of the additional benefits that the Named Executive would accrue under the Association’s Employee Pension Plan, Supplemental plan and Excess Plan if he had continued working for the remainder of his employment period. The Association has frozen benefits under those plans effective April 30, 2012.
(6)	The estimated values of Acceleration of Restricted Stock are based on the fair market value of AFC Common Stock as to all restricted stock the vesting of which would be accelerated due to disability, death or upon severance, as applicable. The fair market value is the closing price of AFC Common Stock on December 31, 2012, or $9.36.

In the event of a change of control, the ESOP provides, among other things, that the plan shall be terminated, specifies that under certain circumstances additional contributions by the Association into such plan may be required and indicates the manner in which the remaining assets which have not yet been allocated to participants following such change of control shall be allocated to participating employees. This plan is a qualified defined contribution pension plan and does not discriminate in favor of the Named Executives.

In the event of a change of control, for any taxable year in which a Named Executive other than Mr. Honstedt would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payments noted above, sufficient to maintain the after-tax severance benefit as though the excise tax specified in Section 4999 of the Code did not apply. As of December 31, 2012, based upon the assumptions indicated, these sums with respect to the Named Executives are estimated to be as follows:

Name	Excise Tax Gross-up ($)(1)
Monte N. Redman	2,110,760
Frank E. Fusco	0
Gerard C. Keegan	1,127,952
Alan P. Eggleston	0

(1)	The excise tax-gross up calculation is based on the assumption that a change of control for tax purposes, and the Named Executive’s termination, occurred as of December 31,2012 and that the consideration provided to shareholders of AFC Common Stock was equal to the closing price of AFC Common Stock as quoted on the NYSE, on December 31, 2012, or $9.36.

If Mr. Honstedt would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation or benefits to be paid or provided by AFC or any of its affiliated companies in connection with a change of control, his compensation or benefits would be reduced by the minimum amount necessary so that Mr. Honstedt would not be liable for those taxes. Assuming a change of control and termination of employment occurred as of December 31, 2012, and that the consideration provided to shareholders of AFC Common Stock was equal to the closing price of AFC Common Stock

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as quoted on the NYSE on December 31, 2012, or $9.36, the amount of this reduction for Mr. Honstedt would be $5,552.

The Association also maintains the Post-retirement Medical Plan for its officers with a rank of Vice President and higher. The Post-retirement Medical Plan provides that in the event a participant retires at age 55 or older with a minimum of 10 years of service, the officer will be provided with medical benefits for the remainder of the officer’s life and that of his or her spouse. The Association pays between 50% and 100% of the premiums for such coverage. The following table shows for each of the Named Executives the present value of the accumulated benefits with respect to the Post-retirement Medical Plan, as of December 31, 2012.

Name	Post-retirement Medical Plan Benefit ($)(1)
Monte N. Redman	330,695
Frank E. Fusco	298,931
Gerard C. Keegan	304,760
Alan P. Eggleston	338,693
Gary M. Honstedt	106,112
George L. Engelke, Jr.	211,275
Arnold K. Greenberg	231,445

(1)	This column represents the present value of the accumulated benefit as of December 31, 2012, for the Named Executives under the Post-retirement Medical Plan based upon the assumptions as described in Note 14 of Notes to Consolidated Financial Statements.
(2)	Mr. Fusco currently does not meet the age requirement to receive a benefit pursuant to the terms of the Post-retirement Medical Plan.

Annually, the Compensation Committee receives from management a review of the costs associated with the executive officers’ employment contracts.

PROPOSAL NO. 2 – NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVES

AFC is seeking a non-binding advisory vote from its shareholders to approve the compensation awarded to our Name Executives.

As noted above, AFC has seven Named Executives, five of whom are executive officers of AFC and the Association as of the date hereof, and two of whom are Named Executives because, based on their relevant compensation and benefits for 2012, they were among the three most-highly compensated executive officers of AFC in 2012. As described in detail above, our executive compensation programs are designed to attract, motivate and retain highly qualified and talented executive officers, including our Named Executives, who are critical to our success. AFC and the Compensation Committee of the Board, with the benefit of objective input from our independent consultant, monitor executive compensation programs throughout each year and adopt changes to reflect the dynamic marketplace in which AFC competes for talent and changes in AFC’s operating environment, as well as general economic, regulatory and legislative developments affecting executive compensation.

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The Board recognizes the importance of aligning executive compensation with shareholder interests in light of the risks and economic conditions faced by AFC and the Association. We have described in the CD&A the philosophy we have adopted and strategies we have employed to attract, retain and motivate our executives, to link their compensation to the returns experienced by shareholders, and to reward or discipline them in the short term for actions that may only be apparent in shareholder returns over time. We have demonstrated in the accompanying narrative and tabular discussions how, over a three-year period, our philosophy and strategies have been translated into compensation that is strongly linked to shareholder returns while remaining sensitive to year-to-year operating conditions. Shareholders are encouraged to carefully review the CD&A, the accompanying compensation tables and the corresponding narrative discussion and footnotes, all set forth on pages 32 through 62 of this proxy statement, for a detailed discussion of our executive compensation programs.

In this Proposal No. 2, commonly known as a “Say-on-Pay” proposal, we are asking you to support the compensation of our Named Executives pursuant to Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executives, as described in this proxy statement pursuant to the rules set forth by the SEC.

The Board determined that, consistent with the non-binding resolution adopted by the shareholders at the 2011 Annual Meeting of Shareholders, this vote should take place every year. Accordingly, the next advisory vote on executive compensation will occur at the 2014 Annual Meeting of Shareholders, unless the Board modifies its policy on the frequency of holding such advisory votes.

In considering this proposal, we ask that you approve the following resolution:

“RESOLVED, that the shareholders of Astoria Financial Corporation hereby approve, on an advisory basis, the compensation of the named executive officers of Astoria Financial Corporation, as disclosed on pages 32 through 62 of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE FOR THE APPROVAL OF THE COMPENSATION OF AFC’S NAMED EXECUTIVES AS DESCRIBED IN THIS PROXY STATEMENT.

Under the proxy rules of the SEC, your vote on the compensation of the Named Executives is advisory and will not (i) be binding on the Board or the Compensation Committee with respect to future executive compensation decisions, including those relating to Named Executives, or otherwise; (ii) overrule or affirm nay prior decision made by the Board or the Compensation Committee; or (iii) change any existing, or create or imply any additional, fiduciary duty by the Board or the Compensation Committee. However, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AFC’s independent registered public accounting firm, or principal accountant, for the fiscal year ended December 31, 2012 was KPMG LLP. Following its review of the qualifications of KPMG LLP and assuring itself that KPMG LLP is independent from AFC, its officers and directors and does not provide to AFC non-audit services to a degree that KPMG LLP’s independence may be impaired, the

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Audit Committee has reappointed KPMG LLP as independent registered public accounting firm, or principal accountant, for AFC and the Association for the year ending December 31, 2013, subject to ratification of such appointment by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

The following chart details fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC’s fiscal years ended December 31, 2011 and 2012:

KPMG LLP Fees Billed For The Fiscal Years Ended December 31, 2011 and 2012

	Fiscal Year Ended	Fiscal Year Ended
Service Categories	December 31, 2011	December 31, 2012
Audit Fees (1)	$1,238,875	$1,217,000

Audit-Related Fees (2)	$96,000	$201,000

Tax Fees (3)	$34,000	$33,500

All Other Fees (4)	$0.00	$0.00

(1)	Audit Fees reflect aggregate fees billed or estimated to be billed for professional services rendered for the audit of AFC’s consolidated annual financial statements, the reviews of the financial statements included in AFC’s Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, including services rendered in connection with the audit of internal controls over financial reporting maintained by AFC.
(2)	Audit-Related Fees reflect aggregate fees billed or estimated to be billed for assurance and related services (within the meaning of Item 9(e)(2) of Section 240.14a-101 of the Exchange Act) that are reasonably related to the performance of the audit or review of AFC’s consolidated financial statements and not reported as Audit Fees, including but not limited to the audit of AFC’s employee benefit plans.
(3)	Tax Fees reflect aggregate fees billed or estimated to be billed for professional services for tax compliance, tax advice and tax planning, consisting primarily of review of state and federal tax returns and quarterly tax payments.
(4)	All Other Fees reflect aggregate fees billed for products and services provided by KPMG LLP other than those set forth above as Audit Fees, Audit-Related Fees and Tax Fees.

It is the policy of the Audit Committee to pre-approve all services provided by KPMG LLP to AFC. In the absence of contrary action by the Audit Committee, of which there has been none, the Board has also delegated to the Chairman of the Audit Committee the authority to pre-approve such services. The Chairman of the Audit Committee is then responsible to report such authorization to the Audit Committee at its next scheduled meeting. All services provided by KPMG LLP during fiscal years 2011and 2012 were pre-approved by the Audit Committee or the Chairman of the Audit Committee pursuant to the delegation of authority and procedure outlined above.

The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled “KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2011 and 2012” under the captions entitled “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” were, and found them to be, compatible with maintaining the independence of KPMG LLP.

During 2006, the OCC, together with the other federal banking regulatory agencies published the “Interagency Advisory on the Unsafe and Unsound Use of Limitation of Liability Provisions in

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External Audit Engagement Letters.” The advisory is effective for any audit engagement letters entered into by the Association after February 9, 2006 and specifies that agreeing to certain limitation of liability provisions in an audit engagement letter would constitute an unsafe and unsound banking practice on the part of the Association. AFC believes that its engagement letters with KPMG LLP fully comply with the “Interagency Advisory on the Unsafe and Unsound Use of Limitation of Liability Provisions in External Audit Engagement Letters,” as applicable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS AFC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee

The information set forth in this section, including but not limited to the Report of the Audit Committee, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee. A copy of the Audit Committee’s Charter is posted on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. The management of AFC is primarily responsible for implementing and evaluating the effectiveness of the system of internal controls and financial reporting processes of AFC. AFC’s independent registered public accounting firm is responsible for expressing an opinion on the consolidated financial statements of AFC based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion regarding the effective operation of the system of internal controls over financial reporting.

AFC Common Stock is listed on the NYSE. The Board has determined that the members of the Audit Committee meet the applicable independence standards set forth in the NYSE Listed Company Manual.

Report of the Audit Committee

Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

At its meeting held on February 26, 2013, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2012 and 2013, the Audit Committee discussed with AFC’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on

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Auditing Standards No. 61, as amended, “Communication with Audit Committees,” referred to as SAS 61, as well as Public Company Accounting Oversight Board Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16, which became effective for AFC on January 1, 2013. The matters required to be discussed pursuant to SAS 61and PCAOB Audit Standard No. 16 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, uncorrected and corrected misstatements, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and independence.

The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on February 26, 2013, approved and recommended to the Board the inclusion of the Consolidated Financial Statements in the Annual Report on Form 10-K of AFC for the year ended December 31, 2012.

Audit Committee of AFC

John R. Chrin, Chairman	Brian M. Leeney
John J. Corrado	Ralph F. Palleschi
Peter C. Haeffner, Jr.

Additional Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires AFC’s directors and executive officers, among others, to file reports of ownership and changes in ownership of their AFC equity securities with the SEC and to furnish AFC with copies of all such reports. Based solely upon a review of the copies of these reports and amendments thereto received by AFC, AFC believes that all applicable filing requirements were complied with for 2012, except as follows: Mr. Robert J. DeStefano sold 24,965 shares of AFC Common Stock on April 25, 2012, which sale was not reported in timely fashion. This transaction has now been reported by a filing with the SEC.

Cost of Proxy Solicitation

The cost of solicitation of proxies by AFC will be borne by AFC. Phoenix Advisory Partners has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $7,500 plus reimbursement for its expenses. In addition to solicitations by mail and by Phoenix Advisory Partners, a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NYSE.

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Shareholder Proposals

To be considered for inclusion in AFC’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2014, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at AFC’s address set forth on page 1 of this Proxy Statement not later than December 6, 2013. Any shareholder proposal will be subject to Rule 14a-8 promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address, as they appear on AFC’s record of shareholders, the class and number of shares of AFC’s capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business.

In the case of nominations for election to the Board, the shareholder’s notice must also include as to each proposed nominee all information regarding the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including, but not limited to, such proposed nominee’s consent to being named in the proxy statement as a nominee and to serve if elected. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

Shareholder Communications

The Board has established a process for shareholders or other interested parties to communicate with the Board or any of its members. Communications to Messrs. Redman or Keegan may be sent directly to them at the address set forth on page 1 of this Proxy Statement. Those who wish to communicate with the Chairman, the non-management, or independent, directors or the entire Board may do so by writing to:

Chairman of the Nominating and Corporate Governance Committee

c/o Alan P. Eggleston, Senior Executive Vice President, Secretary and Chief Risk Officer

Astoria Financial Corporation

One Astoria Federal Plaza

Lake Success, New York 11042

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Such communications should be delivered in a sealed envelope marked “Personal and Confidential.” Such communications shall be delivered unopened by the Senior Executive Vice President, Secretary and Chief Risk Officer to the Chairman of the Nominating and Corporate Governance Committee. The Chairman of the Nominating and Corporate Governance Committee will acknowledge receipt of such correspondence and, if applicable, provide a copy to each Board member or each non-management or independent director.

Employees, who may also be shareholders of AFC, are provided several methods for providing confidential communications to the Chairman of the Audit Committee and the Chairman of the Nominating and Corporate Governance Committee. These procedures are outlined in AFC’s Code of Business Conduct and Ethics, which applies to all directors, officers and employees of AFC and its affiliated companies, including the Association and is available on AFC’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance.” Shareholders may request a printed copy of such document by contacting AFC’s Investor Relations Department by calling (516) 327-7869 or writing to AFC’s address specified on page 1 of this Proxy Statement.

Director Attendance at Annual Meetings

It is the policy of AFC that all directors are strongly encouraged to attend the Annual Meeting and that, at a minimum, a quorum of the Board be in attendance. At the annual meeting of shareholders held on May 16, 2012, all of the directors were present, except for Mr. Engelke.

Householding

The SEC allows the delivery of a single proxy statement and annual report and, where applicable, the Important Notice Regarding the Availability of Proxy Materials to an address shared by two or more of our shareholders. This delivery method, referred to as “householding,” can result in significant cost savings for AFC. In order to take advantage of this opportunity, banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple shareholders who share an address unless one or more of the shareholders has provided contrary instructions. AFC will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report or, where applicable, the Notice to a shareholder at a shared address to which a single copy of the documents or Notice was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report or, where applicable, the Notice now or in the future, may obtain one without charge by addressing a request to Investor Relations at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 or by calling (516) 327-7869. You may also obtain a copy of the proxy statement and annual report from the Company’s website (http://ir.astoriafederal.com) by clicking on “Annual Report” and/or “Proxy Statement.” Shareholders of record sharing an address who are receiving multiple copies of proxies and annual reports or, where applicable, the Notice and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record owner, of AFC’s shares and wish to receive only one copy of the proxy statement and annual report or, where applicable, the Notice in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document or Notice be mailed to all shareholders at the shared address in the future.

Other Matters Which May Properly Come Before the Meeting

The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are

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properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

Whether or not you intend to be present at the Annual Meeting, you are urged to vote on the Internet, by telephone or by returning your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

An additional copy of AFC’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2012, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085. Copies can also be obtained without charge from AFC’s Investor Relations website at http://ir.astoriafederal.com.

By order of the Board,

Alan P. Eggleston
Senior Executive Vice President, Secretary and Chief Risk Officer

[ and

Lake Success, New York

April 5, 2013

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES OF AFC COMMON STOCK ON THE INTERNET OR BY TELEPHONE OR, IF YOU RECEIVED THE PROXY STATEMENT BY MAIL, COMPLETE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
- Go to **www.envisionreports.com/AF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/AF

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/AF** to view the materials. **Step 2:** Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 3, 2013 to facilitate timely delivery.

01MJ9D

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. The election of nominees:
   John R. Chrin
   John J. Corrado
   Brian M. Leeney
   As directors for a term of three years

   Patricia M. Nazemetz
   As director for a term of two years

2. The approval, on a non-binding basis, of the compensation of Astoria Financial Corporation's named executive officers.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** - Go to **www.envisionreports.com/AF**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** - Send email to investorvote@computershare.com with "Proxy Materials Astoria Financial Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 3, 2013.

01MJ9D

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2013.

Vote by Internet

- Go to **www.envisionreports.com/AF**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

+

1. Election of Directors:

Nominee	For	Withhold
01 - John R. Chrin As a director for a term of three years.	☐	☐
02 - John J. Corrado As a director for a term of three years.	☐	☐
03 - Brian M. Leeney As a director for a term of three years.	☐	☐
04 - Patricia M. Nazemetz As a director for a term of two years.	☐	☐

Proposal	For	Against	Abstain
2. The approval, on a non-binding basis, of the compensation of Astoria Financial Corporation's named executive officers.	☐	☐	☐
3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2013.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1UPX

+

01MJ7E

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 5, 2013

To:	All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants

Re:	Annual Meeting of Shareholders to be held on May 15, 2013

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 15, 2013, enclosed please find the following documents:

a)	Confidential Voting Instruction card,
b)	Proxy Statement dated April 5, 2013, including a Notice of Annual Meeting of Shareholders,
c)	2012 Annual Report and Form 10-K, and
d)	postage-paid return envelope addressed to Computershare Shareowner Services (Computershare Shareowner Services is the Confidential Voting Instruction tabulator for the ESOP).

As a participant and a “named fiduciary” in the ESOP, you have the right to direct the ESOP Trustee (Prudential Bank & Trust Company, FSB) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock (Shares) allocated to your account in the ESOP and held as of March 25, 2013 by Prudential Bank & Trust Company, FSB, as ESOP Trustee.

As a “named fiduciary,” you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by Prudential Bank & Trust Company, FSB is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card and sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted, Computershare Shareowner Services must receive your Confidential Voting Instruction card no later than May 8, 2013.

The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries. State Street Bank and Trust Company has been engaged as Independent Fiduciary to make this determination for the ESOP Trustee.

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2013 Annual Meeting of Shareholders. If this should happen, the Independent Fiduciary will determine for the ESOP Trustee how to vote upon such matters.

Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Computershare Shareowner Services. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction card must be received by Computershare Shareowner Services no later than May 8, 2013.

Please note that the instructions of individual participants are to be kept confidential by Computershare Shareowner Services and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,
The ESOP Committee

By:
Josie Callari

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - John R. Chrin As a director for a term of three years.	☐	☐
02 - John J. Corrado As a director for a term of three years.	☐	☐
03 - Brian M. Leeney As a director for a term of three years.	☐	☐
04 - Patricia M. Nazemetz As a director for a term of two years.	☐	☐

Proposal	For	Against	Abstain
2. The approval, on a non-binding basis, of the compensation of Astoria Financial Corporation's named executive officers.	☐	☐	☐
3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2013.	☐	☐	☐

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of the Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 5, 2013 for the Annual Meeting and an Astoria Financial Corporation 2012 Annual Report and Form 10 K.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX

01MNZD

One Astoria Federal Plaza Lake Success, NY 11042-1085 (516) 327-3000

April 5, 2013

To:	All Astoria Federal Savings and Loan Association Incentive Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Employer Stock Fund

Re:	Annual Meeting of Shareholders to be held on May 15, 2013

In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 15, 2013, enclosed please find the following documents:

a)	Confidential Voting Instruction card,
b)	Proxy Statement dated April 5, 2013, including a Notice of Annual Meeting of Shareholders,
c)	2012 Annual Report and Form 10-K, and
d)	postage-paid return envelope addressed to Computershare Shareowner Services (Computershare Shareowner Services is the Confidential Voting Instruction tabulator for the 401K Plan).

As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and as a “named fiduciary,” you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (Prudential Bank & Trust Company, FSB) to vote the shares of Astoria Financial Corporation Common Stock (Shares) held by the 401K Plan as of March 25, 2013, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund “FOR” and “AGAINST” (or in the case of electing directors, “FOR” and “WITHHOLD”) each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes “FOR” and “AGAINST” (or in the case of electing directors, “FOR” and “WITHHOLD”) each proposal are given by those individuals with the right to give directions. Each individual’s instructions are weighted according to the value of the participant’s interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 8, 2013, or if you “ABSTAIN”, your directions will not count.

Unanticipated Proposals

It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2013 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee’s discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return it to Computershare Shareowner Services. To direct the voting of your Shares, your instruction card must be received by Computershare Shareowner Services no later than May 8, 2013.

Please note that the instructions of individual participants are to be kept confidential by Computershare Shareowner Services and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

Very truly yours,
Plan Administrator for the Astoria Federal Savings
and Loan Association Incentive Savings Plan
By:
Authorized Signature

ASTORIA FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of Astoria Financial Corporation recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - John R. Chrin As a director for a term of three years.	☐	☐
02 - John J. Corrado As a director for a term of three years.	☐	☐
03 - Brian M. Leeney As a director for a term of three years.	☐	☐
04 - Patricia M. Nazemetz As a director for a term of two years.	☐	☐

+

	For	Against	Abstain
2. The approval, on a non-binding basis, of the compensation of Astoria Financial Corporation's named executive officers.	☐	☐	☐
3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2013.	☐	☐	☐

The undersigned hereby instructs the Plan Administrator to direct the trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of the Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 5, 2013 for the Annual Meeting and an Astoria Financial Corporation 2012 Annual Report and Form 10 K.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1UPX +

01MM0D

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ASTORIA FINANCIAL CORPORATION

CONFIDENTIAL VOTING INSTRUCTION
SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the 401K Plan) as a named fiduciary hereby provides the voting instructions hereinafter specified to Computershare Shareowner Services, as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the Plan Administrator), which instructions shall be taken into account in directing Prudential Bank & Trust Company, FSB, as trustee of the 401K Plan (the Trustee) to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 25, 2013, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 15, 2013 at 9:30 a.m., Eastern Time, at The Inn at New Hyde Park, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 5, 2013, the Plan Administrator of the 401K Plan will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 5, 2013.